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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

USA TODAY Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2026
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
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A Letter from our Chair and Chief Executive Officer
April 17, 2026
Dear Fellow Stockholders:
On behalf of our Board of Directors, leadership team, and employees, thank you for your investment in USA TODAY
Co., Inc. (the "Company"). We are pleased to invite you to our 2026 Annual Meeting of Stockholders to be held on
Monday, June 1, 2026, at 8:00 a.m. Eastern Time, via the internet at www.virtualshareholdermeeting.com/
TDAY2026.
2025 represented an important year of progress for the Company. We executed on our strategy and unveiled a bold new chapter in our storied history with the rebranding from Gannett Co., Inc. to USA TODAY Co., Inc. This strategic transition reflects our continued evolution from a traditional news publisher to a dynamic media company that pairs trusted journalism with cutting-edge technology to inspire, inform and connect communities nationwide. Founded on a heritage that never stands still, we are a legacy always in motion.
At this year's annual meeting, you will be asked to vote on several items, each described in detail in the accompanying materials. We are again proposing several changes to our bylaws and certificate of incorporation to remove certain supermajority voting provisions, enhance stockholder rights and increase our Board of Directors' accountability.
Implementation of these provisions requires the approval of holders of 80% of our common stock. While these proposals received significant stockholder support at past meetings, the proposals did not achieve the required supermajority approval thresholds. Consistent with our strong commitment to promoting good governance, we are again including these proposals on our ballot.
Your vote is important to us and we hope that you will participate in the annual meeting and vote promptly through any of the means described in the proxy materials. Instructions on how to vote can be found under the caption "How do I vote?" in the accompanying proxy statement. For assistance in voting your shares, please contact our proxy solicitor
MacKenzie Partners, Inc., toll-free at (800) 322-2885, collect at (212) 929-5500 or at proxy@mackenziepartners.com, or our Investor Relations department at investors@usatodayco.com or (703) 854-3000.
Thank you for your continued confidence and investment in our company.
Sincerely,
Michael E. Reed
Chair of the Board of Directors and
Chief Executive Officer

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____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS OF USA TODAY CO., INC.
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
¾	:	!
Monday, June 1, 2026 8:00 a.m. Eastern Time	The 2026 Annual Meeting of Stockholders (the "Annual Meeting") will be held online at www.virtualshareholdermeeting.com/ TDAY2026	Only stockholders of record at the close of business on April 7, 2026 will be entitled to notice of and to vote at the Annual Meeting

Items of Business as Described in the Accompanying Proxy Materials:		Our Board of Directors Recommends You Vote:
(1)	Election of eight director nominees to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and duly qualified;	FOR each nominee
(2)	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2026;	FOR
(3)	Approval, on an advisory basis, of executive compensation ("say-on-pay");	FOR
(4)	Approval of an amendment to our Second Amended and Restated Bylaws (the "Bylaws") to implement majority voting in uncontested director elections;	FOR
(5)	Approval of amendments to our organizational documents eliminating certain supermajority voting provisions, namely:
	A.Eliminating the supermajority voting requirement to amend certain provisions of our Amended and Restated Certificate of Incorporation, as amended (the "Charter")	FOR
	B. Eliminating the supermajority voting requirements to amend our Bylaws	FOR
	C. Eliminating the supermajority voting requirements to remove directors and to appoint directors in the event that the entire Board of Directors of the Company is removed; and	FOR
(6)	Any other business properly presented at the Annual Meeting or any adjournment or postponement thereof.	FOR
Proposals 4 and 5 are intended to promote stockholder democracy and increase the Board of Directors'
accountability to stockholders. These proposals require approval by a supermajority of the outstanding shares, so it is extremely important that your shares be represented at the Annual Meeting, regardless of the size of your holdings.
Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible to ensure your vote will be represented at the Annual Meeting. To vote in advance online, visit www.virtualshareholdermeeting.com/TDAY2026 or you may vote by phone or by mail if you requested a proxy card or you received a voting instruction form. If you are not the holder of record and own your shares through a brokerage firm, bank, broker-dealer, nominee, custodian or fiduciary, we encourage you to follow the instructions provided by your broker, nominee, custodian, or fiduciary about how to vote.

By Order of the Board of Directors,
Polly Grunfeld Sack
Chief Legal Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 1, 2026:
The Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K for the year ended
December 31, 2025 are available online at materials.proxyvote.com/36472T
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USA TODAY Co., Inc. 2026 Annual Meeting of Stockholders
HOW TO VOTE YOUR SHARES
Your vote is very important and we hope that you will participate in the Annual Meeting. You are eligible to vote if you were a stockholder of record at the close of business on April 7, 2026. Please read the proxy statement and vote right away using any of the following methods.
Stockholders of Record:

:	'	-
VOTE BY INTERNET BEFORE OR DURING THE MEETING Visit: www.proxyvote.com	VOTE BY TELEPHONE Call 1-800-690-6903 to vote by phone	VOTE BY MAIL Sign, date, and return your proxy card (if you request one) or voting instruction card (if sent by your nominee)
Beneficial Stockholders:
If you are a beneficial stockholder, you will receive instructions from your brokerage firm, bank, broker-dealer, nominee, custodian, fiduciary or other nominee that you must follow in order for your shares to be voted.
Assistance:
For assistance in voting your shares, please contact our proxy solicitor MacKenzie Partners, Inc. toll-free at (800) 322-2885, collect at (212) 929-5500 or at proxy@mackenziepartners.com, or contact our Investor Relations department at
investors@usatodayco.com or (703) 854-3000.
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Cautionary Note Regarding Forward Looking Statements: This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our goals, commitments, growth, ability to create long-term stockholder value, and strategies. Words such as "expect," "intend,"
"plan," "target," "believe," "will," "may," "seek," "strive," and similar expressions are intended to identify such forward-
looking statements. These statements are based on management's current expectations and beliefs, are not a guarantee of future performance, and involve and are subject to a number of known and unknown risks, uncertainties, and other factors that could lead to actual results materially different from those described in the forward-looking statements. We can give no assurance our expectations will be attained. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company's most recent reports on Form 10-K and Form 10-Q and other filings with the Securities and Exchange
Commission (the "SEC"). Such forward-looking statements speak only as of the date they are made. Except to the extent required by law, we expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.
Websites and Reports: Links to websites included in this proxy statement are provided solely for convenience. Content on the websites or reports referenced or discussed in this proxy statement are not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

USA TODAY CO., INC.
175 Sully's Trail, Suite 203, Pittsford, NY 14534-4560
Proxy Statement for the 2026 Annual Meeting of Stockholders
to be Held on June 1, 2026

PROXY STATEMENT SUMMARY

To assist you in reviewing the proposals to be considered and voted upon at our Annual Meeting of Stockholders
(the "Annual Meeting") to be held on June 1, 2026, we have summarized information contained elsewhere in this proxy statement or in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "Annual
Report"). These materials were first sent or made available to stockholders on April 17, 2026. This summary does not contain all of the information you should consider about USA TODAY Co., Inc. ("we," "our," "us," "USA
TODAY Co." or the "Company") and the proposals being submitted to stockholders at the Annual Meeting. We encourage you to read the entire proxy statement and Annual Report carefully before voting.

2026 Annual Meeting of Stockholders

Date & Time	Location	Record Date
Monday, June 1, 2026 8:00 a.m. Eastern Time	Online at: www.virtualshareholdermeeting.com/ TDAY2026	April 7, 2026
Proxy Voting Roadmap

Item	Proposal	Board Vote Recommendation	Page Reference (for more information)
1	Election of eight director nominees named in this proxy statement	FOR each nominee	10
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2026	FOR	47
3	Advisory vote on executive compensation ("say-on- pay")	FOR	49
4	Approval of an amendment to our Second Amended and Restated Bylaws (the "Bylaws") to implement majority voting in uncontested director elections	FOR	50
5	Approval of amendments to our organizational documents eliminating certain supermajority voting provisions, namely:
	A.Eliminating the supermajority voting requirement to amend certain provisions of our Amended and Restated Certificate of Incorporation, as amended (the "Charter")	FOR	52
	B.Eliminating the supermajority voting requirements to amend our Bylaws	FOR	53
	C.Eliminating the supermajority voting requirements to remove directors and to appoint directors in the event that the entire Board of Directors of the Company is removed	FOR	53

Director Nominees

Name	Age	Recent Professional Experience	Committees
Maha Al-Emam*	50	Former Advisor, Warner Bros. Discovery Global Brand Franchise	AC, TC
Theodore P. Janulis*	67	Founder and Principal, Investable Oceans	AC, CC, NGC
John Jeffry Louis III*	63	Co-Founder and Former Chair, Parson Capital Corporation	CC, NGC, FC
Michael E. Reed	59	Chief Executive Officer, USA TODAY Co., Inc.	—
Amy Reinhard*	51	President of Advertising, Netflix, Inc.	NGC, TC, FC
Debra A. Sandler*	66	President and Chief Executive Officer, La Grenade Group, LLC	CC, NGC, TC
Kevin M. Sheehan*	72	Chair and Former Interim Chief Executive Officer, Dave & Buster's Entertainment, Inc.	AC, CC, FC
Barbara W. Wall*	71	Former Chief Legal Officer, Gannett Co., Inc.	NGC, TC, FC

*	—Independent Director Nominee
AC	—Audit Committee
CC	—Compensation Committee
NGC	—Nominating and Corporate Governance Committee
FC	—Finance Committee
TC	—Transformation Committee
All directors are independent except our CEO.
Director Key Competencies
We believe that our director nominees possess the requisite experience and skills necessary to carry out their duties and to serve our best interests and those of our stockholders. The Nominating and Corporate Governance Committee
regularly reviews the skills, experience and background that it believes are desirable to be represented on the Board of
Directors (the "Board"). The following table displays the number of director nominees that possess certain key competencies and indicates how we define and apply such competency.

Leadership:
experience in
executive or senior
management roles
facilitates effective
oversight of our
management team,
long-term strategy,
stockholder value
creation, human
capital, risk,
governance, and
stockholder
engagement.
Digital
transformation:
expertise in
integrating digital
technology across a
business is essential
to fundamentally
enhance how a
company operates
and delivers value.
Media:
experience in the
media industry or a
complementary
industry contributes
to a director's ability
to oversee the
Company's efforts to
identify and develop
opportunities and
strategies.
Risk
management:
experience
monitoring and
guiding
management's
identification,
assessment,
management, and
mitigation of risk
assists with
supporting alignment
with strategy and
stockholder interests.
Corporate
governance:
background serving on
or working with public
company boards, or
other relevant roles,
provides deep
knowledge of corporate
governance practices
and policies and their
impact on a public
company.
Financial
expertise:
expertise in finance,
accounting, financial
reporting, and portfolio
management supports
the Board's oversight of
capital allocation, risk
management strategies,
and internal financial
controls and
procedures.
For more information regarding our directors, director nominees, and our corporate governance, see "Proposal No. 1 –
Election of Directors" and "Corporate Governance."
We are USA TODAY Co.
USA TODAY Co. is a diversified media company with expansive reach at the national and local level dedicated to empowering and enriching communities. Our mission is to inspire, inform, and connect audiences. As a media and digital marketing solutions company we are focused on sustainable growth. Through our trusted brands, including the USA
TODAY NETWORK, comprised of the national publication, USA TODAY, and our network of local properties, in the
United States (the "U.S."), and Newsquest, a wholly-owned subsidiary operating in the United Kingdom (the "U.K."), we provide essential journalism, local content, and digital experiences to audiences and businesses. We deliver trusted unbiased journalism when and where consumers want it. LocaliQ, our digital marketing solutions brand, supports small and medium-sized businesses with innovative digital marketing products and solutions.
Company Governance Highlights
Company Rebranding. In November 2025, we changed our name from Gannett Co., Inc. to USA TODAY Co., Inc., adopting the name of our most recognized and trusted masthead, USA TODAY. The cornerstone of our newsroom network, the flagship masthead connects our national footprint with the scale of local markets across the country that share trusted reporting and essential content. In connection with our name change, we also changed our New York Stock
Exchange ("NYSE") ticker symbol for our common stock to "TDAY." Our rebrand to USA TODAY Co. reflects our deep commitment to journalism that inspires, informs, and connects communities nationwide, as well as our evolution as a digital-first media company.
Operating Priorities. Our strategy is rooted in three operating pillars: (i) expanding our reach and engagement, (ii)
diversifying our digital revenues, and (iii) strengthening our capital structure, all supported by an increasingly integrated operating foundation, including modernized technology systems, automated workflows, enhanced data capabilities, and continued investment in our people and talent development. Growing digital revenue is a core strategic priority, and we employ a digital-first strategy, focused on audience growth and engagement and on diversifying revenue streams. Our strategy unifies trusted journalism and digital innovation under one brand: USA TODAY Co. and is represented by our motto, "National voice. Local strength."
Robust Stock Ownership Guidelines. We maintain stock ownership guidelines that establish expected ownership levels for our named executive officers and directors. We believe these guidelines further align the interests of our named executive officers and directors with the interests of our stockholders and promote our commitment to good corporate governance.
Stockholder Outreach and Engagement. We regularly engage with our stockholders over the course of a year on diverse topics such as financial performance, executive compensation and pay for performance matters, corporate governance, and corporate social responsibility. These meetings can be in-person or via teleconference. During 2025, we held over 100 meetings with stockholders and attended six conferences, while also engaging with our analysts on a quarterly basis at a minimum. In early 2026, we invited 25 of our investors (representing over 50% of our share ownership)
to engage with us for a comprehensive update with respect to our governance efforts, including our environmental, social, and governance initiatives, the significant progress on debt repayment, and an update on our progress against our long-term strategy.
We are committed not just to continued engagement with our stockholders, but to reviewing and applying the substance of the engagement. Management routinely reports to our Board and specific Board committees on the substance and nature of our stockholder communications. This feedback was used to help shape our 2026 proxy statement disclosures and the re-inclusion of Proposals 4 and 5 to further promote stockholder democracy and increase the Board's accountability to stockholders. Adoption of these proposals requires approval from the holders of a supermajority of our outstanding shares. We have engaged MacKenzie Partners, Inc. to assist us in the solicitation of proxies and to assist stockholders in voting their shares.
Board of Directors. A majority of the directors serving on our Board are considered independent directors under the listing standards of the NYSE. Our Board is composed of talented directors with diverse skill sets, backgrounds and experiences which we believe align with our business strategy and contribute to the effective oversight of the Company.
We also believe ongoing evaluation and board refreshment are critical for the Company to execute its long-term strategy and maximize stockholder value, and we regularly assess whether our Board maintains the proper balance of skills and experience needed.
Company Culture. We believe our employees represent our greatest asset and the foundation of our business, making day-to-day operations possible while driving future success. Nurturing a broad range of experiences, opinions, perspectives and capabilities aligned to our shared values, our people enable our organization to deliver value to our customers and communities. Enabling a positive experience for all employees remains a top priority at USA TODAY Co. Aligned to our purpose, we endeavor to provide engaging work and to foster a learning culture that supports our employees' ability to reach their goals and continue to develop new skills and capabilities. We invest in leadership development to enable managers to build strong team-based connections and to support effective manager and employee dialogue. Culture building is a priority on a local, divisional and enterprise level.
Community Impact. We are committed to ensuring our coverage is widely available, actively promoted across our media sites and marketed to our millions of registered users. In early 2026, we published our network-wide 2025
Journalism Impact Report, which highlighted what we believe are the most influential stories we produced in 2025 and highlights our commitment to accountability and to serving the people in our communities.
Artificial Intelligence. Artificial intelligence ("AI") is an increasingly important component of USA TODAY Co.'s strategy to support our business objectives and stakeholders. The Company integrates AI into priority workflows and platforms to support audience engagement, operational efficiency, and revenue opportunities, while maintaining a disciplined approach to responsible use. Oversight of AI is provided through an internal, cross-functional AI Council with expertise across technology, legal, security, risk, and business functions. The AI Council helps guide the development and deployment of AI through governance frameworks, policies, and safeguards related to ethical use, data stewardship, risk management, and transparency. Through active oversight, ongoing evaluation, and collaboration with subject matter experts, we seek to ensure that AI initiatives are aligned with business strategy and deployed responsibly, safely, and in the best interests of our stakeholders.

GENERAL INFORMATION
Why am I receiving these proxy materials?
These proxy materials are being furnished to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting of Stockholders of USA TODAY Co., Inc. to be held on Monday, June 1, 2026 at 8:00 a.m. Eastern
Time, and at any adjournment or postponement thereof. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting enables greater stockholder participation from any location. While you will not be able to attend the meeting at a physical location, we are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including voting shares electronically and submitting questions during the virtual meeting.
We made our proxy materials available to stockholders on or about April 17, 2026. Our proxy materials include the
Notice of the Annual Meeting, this proxy statement, and our Annual Report. If you request and receive printed versions of the proxy materials by mail, these proxy materials also include a proxy card. These proxy materials, other than the proxy card, can be accessed at http://materials.proxyvote.com/36472T. A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting.
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules and regulations adopted by the SEC, we are using the internet as the primary means of furnishing proxy materials to our stockholders. We are sending a Notice of Internet Availability of Proxy Materials (the
"Notice of Internet Availability") to our stockholders with instructions on how to access the proxy materials online at
www.proxyvote.com or request a printed copy of the materials.
Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.
What am I voting on?
At the Annual Meeting, you will vote on:
1)the election of eight director nominees to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and duly qualified;
2)a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2026;
3)a proposal to approve, on an advisory basis, executive compensation ("say-on-pay");
4)a proposal to amend our Bylaws to implement majority voting in uncontested director elections; and
5)proposals to eliminate certain supermajority voting provisions from our organizational documents, namely:
A.a proposal to eliminate the supermajority voting requirement applicable to the amendment of certain provisions of our Charter;
B.a proposal to eliminate the supermajority voting requirements applicable to the amendment of our
Bylaws; and
C.a proposal to eliminate the supermajority voting requirements applicable to remove directors and to appoint directors in the event that the entire Board of the Company is removed.
Will there be any other items of business addressed at the Annual Meeting?
As of the date of this proxy statement, we are not aware of any matter, other than those referred to above and in the accompanying Notice of the Annual Meeting, to be presented at the Annual Meeting. If any other matter or proposal is properly brought before the Annual Meeting, it is intended that proxies will be voted in the discretion of the proxy holders.

What must I do if I want to participate in the Annual Meeting?
There will be no physical location for the Annual Meeting, which will be held exclusively online. By visiting
www.virtualshareholdermeeting.com/TDAY2026 and signing in with your unique control number, you will be able to participate in the Annual Meeting, vote your shares and ask questions during the meeting. Guests who are not stockholders are welcome to join the virtual meeting but will be restricted to listen-only mode. If you encounter technical difficulties accessing our Annual Meeting, a support line will be available on the login page of the virtual meeting website shortly before the beginning of the Annual Meeting.
As always, we encourage you to vote your shares prior to the Annual Meeting. This proxy statement furnishes you with the information you need in order to vote, whether or not you participate in the Annual Meeting.
Who may vote at the Annual Meeting?
If you owned shares of our common stock at the close of business on April 7, 2026, which is the record date for the
Annual Meeting, then you are entitled to vote your shares at the Annual Meeting. At the close of business on the record date, we had 146,702,111 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote on each proposal.
Stockholders who have not voted their shares prior to the Annual Meeting or who wish to change their vote will be able to vote their shares electronically at the Annual Meeting while the polls are open.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust
Company, LLC, you are considered the stockholder of record with respect to those shares.
Beneficial Owners of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization (which is referred to as holding shares in "street name"), then the broker, nominee, custodian, or fiduciary (each, a "broker") is considered the stockholder of record for purposes of voting at the
Annual Meeting. As the beneficial owner of the shares, you have the right to instruct your broker on how to vote the shares held in your account. If you are not the holder of record and own your shares through a broker, we encourage you to follow the instructions provided by your broker about how to vote.
How do I vote?
Stockholders of Record. If, on the record date, you are a stockholder of record, there are four ways to vote:
•Online Prior to the Annual Meeting: You may vote via the internet by visiting www.proxyvote.com and entering the control number found in your Notice of Internet Availability.
•Online During the Annual Meeting: You may vote online during the Annual Meeting by visiting
www.virtualshareholdermeeting.com/TDAY2026, entering the control number found in your Notice of
Internet Availability, and following the on-screen instructions. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.
•Phone: You may vote by phone by calling the toll-free number found on your Notice of Internet Availability or proxy card (if you requested one).
•Mail: If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the card and timely returning it in the envelope provided.
Beneficial Owners of Shares Held in Street Name. If, on the record date your shares are held in street name by a broker, you will receive instructions from your broker that you must follow in order for your shares to be voted. Many such firms make telephone or internet voting available, but the specific processes available will depend on those firms'
individual arrangements.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, we encourage you to vote as soon as possible, even if you plan to participate in the Annual Meeting. Your vote is important and for all items other than ratification of the appointment of our independent registered public accounting firm, if you hold shares in street name, your shares will not be voted by your broker if you do not provide voting instructions.
For assistance in voting your shares, please contact our proxy solicitor MacKenzie Partners, Inc. toll-free at (800)
322-2885, collect at (212) 929-5500 or at proxy@mackenziepartners.com, or our Investor Relations department at
investors@usatodayco.com or (703) 854-3000.
What happens if I do not give specific voting instructions?
If you are a stockholder of record and you indicate when voting over the internet or by telephone that you wish to vote as recommended by our Board or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
If you are a beneficial owner of shares held in street name and do not provide the broker that holds your shares with specific voting instructions, then a "broker non-vote" occurs. In that case, the broker has discretionary authority to vote your shares on Proposal 2 with respect to the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm (because it is considered a "routine" proposal under the rules of the NYSE), but cannot vote your shares on any other matters being considered at the Annual Meeting (because they are considered non-routine proposals under NYSE rules). When our inspector of election tabulates the votes for any particular matter, broker non-
votes will be counted for purposes of determining whether a quorum is present, will not otherwise have an effect on
Proposals 1 and 3, and will count as a vote against with respect to Proposals 4, 5A, 5B and 5C. We therefore encourage you to provide voting instructions on each proposal to the broker that holds your shares.
What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of our shares of common stock outstanding on the record date will constitute a quorum to conduct business at the Annual Meeting. Shares held by an intermediary, such as a broker or other similar organization, that are voted by the intermediary on any or all matters will be treated as shares present for purposes of determining the presence of a quorum. Abstentions, broker non-votes, and "withhold" votes for election of directors also will be counted for the purpose of determining the existence of a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.
What vote is required to approve each proposal and how does the Board recommend that I vote?
The vote required to approve each proposal and the Board's recommendation with respect to each proposal are described below.

Proposal		Board Recommendation	Votes Required	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of eight director nominees	FOR each nominee	Plurality of votes cast (1)	None	None
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2026	FOR	Majority of shares present and entitled to vote thereon	Same effect as vote cast against proposal	Not applicable because this proposal is a routine matter on which uninstructed brokers may vote
3	Advisory vote on executive compensation ("say-on-pay")	FOR	Majority of shares present and entitled to vote thereon (2)	Same effect as vote cast against proposal	None
4	Approval to implement majority voting in uncontested director elections	FOR	80% of outstanding shares	Same effect as vote cast against proposal	Same effect as vote cast against proposal

Proposal		Board Recommendation	Votes Required	Effect of Abstentions	Effect of Broker Non-Votes
5A	Approval to eliminate the supermajority voting requirement to amend certain provisions of our Charter	FOR	80% of outstanding shares	Same effect as vote cast against proposal	Same effect as vote cast against proposal
5B	Approval to eliminate the supermajority voting requirements to amend certain provisions of our Bylaws	FOR	80% of outstanding shares	Same effect as vote cast against proposal	Same effect as vote cast against proposal
5C	Approval to eliminate the supermajority voting requirements to remove directors and to appoint directors in the event that the entire Board of the Company is removed	FOR	80% of outstanding shares	Same effect as vote cast against proposal	Same effect as vote cast against proposal
(1)A "withhold vote" will have no effect on the vote's outcome, because the nominees who receive the highest number of "for" votes are elected. Because the nominees are running unopposed, each only needs a single "for" vote to be elected.
(2)The results of the advisory vote on executive compensation are not binding on our Board or our Compensation Committee.
However, our Board and Compensation Committee value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our named executive officers.
In addition, if you submit a proxy without giving voting instructions on a proposal, your shares will be voted in the discretion of the proxy holder on such proposal. If any other business or matter other than the proposals described in this proxy statement properly comes before the Annual Meeting and any adjournments or postponements thereof, by submitting your proxy for the Annual Meeting, you instruct the proxy holder to vote your shares in their discretion.
How can I obtain a stockholder list?
A stockholder list will be available for examination by our stockholders at our offices at 175 Sully's Trail, Suite 203,
Pittsford, NY 14534-4560 during ordinary business hours throughout the ten-day period prior to the Annual Meeting for any purpose germane to the Annual Meeting.
Can I change or revoke my vote?
If you are a stockholder of record, you may revoke your proxy through any of the following methods:
•Online Prior to the Annual Meeting: You may change your vote using the online voting method described above under "How do I vote?", in which case only your latest internet proxy submitted prior to the Annual
Meeting will be counted.
•Online During the Annual Meeting: You may change your vote by attending the Annual Meeting by visiting
www.virtualshareholdermeeting.com/TDAY2026, entering the control number found in your Notice of
Internet Availability, and following the instructions to vote, in which case only your latest internet proxy submitted while the polls are open will be counted.
•Phone: You may change your vote using the phone voting method described above under "How do I vote?", in which case only your latest proxy submitted prior to the Annual Meeting will be counted.
•Mail: You may revoke your proxy and change your vote by signing and returning a new proxy card dated as of a later date, in which case only your latest proxy card timely received prior to the Annual Meeting will be counted.
If you are a beneficial owner of shares held in street name, you must contact your broker to receive instructions as to how you may revoke or change your proxy instructions.
We encourage you to vote in advance of the Annual Meeting to ensure your vote is counted should you be unable to participate in the Annual Meeting. Stockholders who have not voted their shares prior to the Annual Meeting or who wish to change their vote will be able to vote their shares electronically at the Annual Meeting while the polls are open. Only your last-submitted, timely vote will count at the Annual Meeting. If you properly provide your proxy in time to be voted at the Annual Meeting, it will be voted as you specify unless it is properly revoked prior thereto. If you properly provide your proxy but do not include your voting specifications, the shares represented by the proxy will be voted in accordance with the recommendations of the Board, as described in this proxy statement.
Who is paying for this proxy solicitation?
The Board is soliciting proxies for use at the Annual Meeting and we bear all proxy solicitation costs. In addition to solicitations by mail, we and/or our agents, including, without additional remuneration, our officers and directors, may also solicit proxies by telephone, electronic communication, or in person. We will also request brokers and other fiduciaries to forward proxy materials to the beneficial owners of shares held as of the record date and will provide reimbursement for the cost of forwarding the materials.
We have retained MacKenzie Partners, Inc. to assist with soliciting proxies on our behalf for a fee of approximately
$18,500, plus reasonable out of pocket expenses. If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc. toll-free at (800) 322-2885, collect at (212) 929-5500 or at
proxy@mackenziepartners.com, or our Investor Relations department at investors@usatodayco.com or (703) 854-3000.
Can I ask questions at the Annual Meeting?
You may submit questions in advance of or during the Annual Meeting. We encourage you to submit questions in advance at www.proxyvote.com after logging in with your 16-digit unique control number included in your Notice of
Internet Availability, voting instruction form, or proxy card. We request that questions sent in advance be submitted by
May 31, 2026. You may also submit questions during the Annual Meeting by accessing the virtual meeting website at
www.virtualshareholdermeeting.com/TDAY2026 with your 16-digit unique control number and following the instructions available on the virtual meeting website.
We expect to respond to questions during the Annual Meeting that are pertinent to meeting matters as time permits.
We may group together questions that are substantially similar to avoid repetition. If we are unable to answer your question during the Annual Meeting due to time constraints, we encourage you to contact our Investor Relations department at (703)
854-3000 or investors@usatodayco.com.
Who counts the votes?
A representative of the Carideo Group, Inc., our independent tabulating agent, will count the votes and act as the inspector of elections. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our inspector of elections to examine these documents.
What happens if the Annual Meeting is adjourned?
We are required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Except as described above, notice is not required for an adjourned meeting if the time and place, if any, and means of remote communication, if any, for the adjourned meeting are announced at the meeting at which the adjournment occurs. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is timely voted.
How can I find out the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. We will publish the voting results in a Current
Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The first proposal is to elect eight director nominees to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. Our Bylaws provide that our Board shall consist of not less than three and not more than eleven directors as the Board may from time to time determine. The Board has approved a decrease in the size of the Board from nine to eight members effective as of the 2026 Annual Meeting.
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously nominated Michael E. Reed, Kevin M. Sheehan, Maha Al-Emam, Theodore P. Janulis, John Jeffry Louis III, Amy
Reinhard, Debra A. Sandler, and Barbara W. Wall for election as directors to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to earlier retirement, resignation or removal. All of the Board's nominees for director were elected at the last annual meeting and all nominees have agreed to serve if elected. In accordance with the Company's Corporate Governance Guidelines and director retirement policy,
Laurence Tarica, a current director, will not stand for re-election upon the expiration of his term at the Annual Meeting.
The Board recommends that you vote FOR each of the director nominees.
Unless otherwise instructed, all proxies that we receive will be voted FOR the director nominees. Abstentions and broker non-votes will have no effect on the election of directors. A "withhold vote" will have no effect on the vote's outcome, because the nominees who receive the highest number of "for" votes are elected, and because the nominees are running unopposed they only need a single "for" vote to be elected. If a nominee becomes unable to stand for election as a director, an event that our Board does not presently expect, the persons named in the proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine and as the Nominating and Corporate
Governance Committee or the Board may recommend, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
Information Concerning our Director Nominees
Each of our director nominees was selected because of the knowledge, diversity of experience, skills, and expertise the director contributes to the Board as a whole. Our director nominees have experience from senior positions in large, complex organizations. In these positions, they gained core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. The Nominating and Corporate Governance Committee believes that each of the director nominees also has key attributes that are important to an effective Board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of experience, skills, expertise, background, and thought; and the commitment to devote significant time and energy to serve on the Board and its committees. Set forth below is certain biographical information for our director nominees as of the date of this proxy statement.

Name, Age, Position	Experience and Skills

Michael E. Reed | 59 Chair of the Board since May 2019, Chief Executive Officer and President, and Director since November 2013
PROFESSIONAL EXPERIENCE
USA TODAY Co., Inc.
•Chair of the Board since May 2019
•Chief Executive Officer and President, and member of the Board since November 2013
GateHouse Media, Inc., our predecessor
•Chief Executive Officer from January 2006 to November 2019 and member of the board of directors from October 2006 to November
2019
SKILLS AND QUALIFICATIONS
•Business Leadership/Operations: Deep understanding of our
operations, strategy and people, as well as our industry, having served in senior executive and advisory capacities in the newspaper and media industries for more than 30 years
•Innovation/Technology: Brings to the Board extensive
understanding of digital advertising and emerging technologies through leadership roles spanning both traditional and digital media
•Governance and Risk Oversight Expertise: Extensive corporate board experience provides strategic perspective and informed guidance across corporate governance, human capital, and risk oversight
•Corporate Transformation and Investor Engagement: In-depth
experience leading corporate transformations and complex mergers and acquisitions ("M&A"), strengthening stockholder engagement and providing the Board valuable insight into strategic opportunities
OTHER DIRECTORSHIPS AND MEMBERSHIPS
•Former Director and former Chair, Newspaper Association of
America
•Former Director, Minneapolis Star Tribune
•Former Director and former Chair of the Audit Committee, the
Associated Press

Name, Age, Position	Experience and Skills

Kevin M. Sheehan | 72 Lead Director since May 2019 Director since November 2013 INDEPENDENT Audit Committee, Chair Compensation Committee Finance Committee, Chair
PROFESSIONAL EXPERIENCE
Dave & Buster's, Inc. (Nasdaq: PLAY), a leading operator of entertainment and dining venues
•Chair since April 2021 and Director since 2011
•Interim Chief Executive Officer from December 2024 to August
2025 and also from October 2021 to June 2022
Scientific Games Corporation, a global provider of gaming products and services
•Chief Executive Officer, President and Director from August 2016 to
June 2018
•Senior Advisor from June 2018 to October 2018
Adelphi University, a private university in New York
•Distinguished Visiting Professor of Business from 2015 to 2016
SKILLS AND QUALIFICATIONS
•Business Leadership/Operations: Provides the Board with strategic leadership and operational oversight across complex, global
organizations with extensive experience developed from his
executive officer service at large and public corporations
•Financial Expertise: Certified Public Accountant and former Chief
Financial Officer of several large corporations with significant experience in financial reporting and enterprise risk management who brings deep financial and accounting acumen to the Board
•Corporate Governance: Broad public company board experience with deep knowledge of corporate governance, risk oversight and board leadership best practices
•Diverse Industry Background: Deep industry knowledge across gaming, entertainment, transportation and manufacturing sectors
OTHER DIRECTORSHIPS AND MEMBERSHIPS
•Chair and Director, Dave & Buster's, Inc. (Nasdaq: PLAY)
•Former Director, Scientific Games Corporation
•Former Director, Navistar, Inc. (NYSE: NAV)
•Former Director, Hertz Global Holdings, Inc. (NYSE: HRI)

Name, Age, Position	Experience and Skills

Maha Al-Emam | 50 Director since June 2024 INDEPENDENT Audit Committee Transformation Committee
PROFESSIONAL EXPERIENCE
Warner Bros. Discovery (Nasdaq: WBD), a multinational media and entertainment company
•Advisor from February 2023 to September 2023
Apple, Inc. (Nasdaq: AAPL), a company that designs, develops, and sells consumer electronics, computer software, and online services
•Managing Director, Digital Strategy and Product from October 2015 to July 2022
NBCUniversal Media, LLC, one of the world's leading media and entertainment companies
•Vice President, eCommerce  from September 2013 to October 2015
Bloomberg LP, a financial, software, data, and media company
•Chief Product Officer from September 2011 to April 2013
The Wall Street Journal Digital Network, a business and economic-focused newspaper
•Global Director, International Markets Technology from June 2009 to September 2011
SKILLS AND QUALIFICATIONS
•Digital Expertise/Transformation: Experience leading product strategy in both digital-first companies and traditional organizations undergoing digital transformation
•Media and Technology Knowledge: Experience with top technology and media companies including Apple, The Wall Street Journal,
Bloomberg, NBC Universal, Atlantic Media, and Warner Bros.
Entertainment
•Product and Innovation Expertise: Deep understanding of product development and consumer engagement across global digital
platforms
•Business Leadership/Operations: Extensive experience as a digital product leader in media and technology with roles spanning strategy, product development, and executive leadership

Name, Age, Position	Experience and Skills

Theodore P. Janulis | 67 Director since January 2014 INDEPENDENT Audit Committee Compensation Committee Nominating and Corporate Governance Committee
PROFESSIONAL EXPERIENCE
Investable Oceans, an investment platform focused on sustainable ocean investing
•Founder and Principal since September 2019
CRT Greenwich LLC, a financial services company
•Chief Executive Officer from January 2014 to June 2016
Aurora Bank FSB, a federal savings bank
•Chief Executive Officer from September 2008 to January 2013
Lehman Brothers, a global financial services firm
•Various senior management roles including Global Head of
Mortgage Capital, Global Head of the Investment Management
Division, and Global Co-Head of Fixed Income until 2008
SKILLS AND QUALIFICATIONS
•Business Leadership/Operations: Significant leadership experience as a Chief Executive Officer complemented by senior management roles within the financial sector
•Finance: Extensive background in banking, capital markets and investment management with executive-level financial oversight responsibilities
•Diverse Industry Knowledge: Comprehensive experience across investment platforms, financial services and banking organizations

Name, Age, Position	Experience and Skills

John Jeffry Louis III | 63 Director since November 2019 INDEPENDENT Compensation Committee, Chair Nominating and Corporate Governance Committee Finance Committee
PROFESSIONAL EXPERIENCE
Gannett Co., Inc., a media company which we acquired in November 2019 and refer to as "Legacy Gannett"
•Former Chair until November 2019
Parson Capital Corporation, a Chicago-based private equity and venture capital firm
•Co-founder and Chair until 2007
SKILLS AND QUALIFICATIONS
•Business Leadership/Operations: Strong track record as Chair and director across public companies and private enterprises globally with extensive experience in board oversight and strategic decision-
making
•Venture Capital and Private Equity Expertise: Decades of
experience directing early-stage investments and private equity transactions across multiple sectors
•Entrepreneurial and Strategic Insight: Background in founding, building, and advising companies with perspective on business growth, risk management, and capital allocation
OTHER DIRECTORSHIPS AND MEMBERSHIPS
•Former Director, Legacy Gannett
•Director, The Olayan Group
•Director, S.C. Johnson and Son, Inc.
•Chair of the Board, Net Purpose Ltd.
•Life Trustee, Board of Trustees, Northwestern University

Name, Age, Position	Experience and Skills

Amy Reinhard | 51 Director since April 2022 INDEPENDENT Nominating and Corporate Governance Committee Finance Committee Transformation Committee, Chair
PROFESSIONAL EXPERIENCE
Netflix, Inc. (Nasdaq: NFLX), a global streaming entertainment service
•President of Advertising since October 2023
•Vice President, Studio Operations and Consumer Products from
September 2020 until October 2023
•Vice President, Content Acquisition and Consumer Products from
November 2016 to September 2020
Paramount Pictures Corporation (Nasdaq: PARA), a subsidiary of
ViacomCBS Inc. and a producer and global distributor of filmed entertainment
•Held a series of advancing roles, most recently as President,
Worldwide Television Licensing and Distribution from April 2014 to
November 2016
SKILLS AND QUALIFICATIONS
•Digital and Traditional Media Knowledge: Experience spanning both established media businesses and global streaming platforms with perspective on evolving industry dynamics and audience
engagement
•Business Leadership/Operations: Extensive senior executive
experience across advertising, operations, consumer products, licensing, and distribution for leading entertainment and media companies
•Strategic and Operational Expertise: Leadership roles with
responsibility for driving growth, integrating M&A, managing complex operations, and advancing global initiatives across
traditional and digital media

Name, Age, Position	Experience and Skills

Debra A. Sandler | 66 Director since November 2019 INDEPENDENT Compensation Committee Nominating and Corporate Governance Committee Transformation Committee
PROFESSIONAL EXPERIENCE
Trewstar Corporate Board Services, a boutique board services firm
•Partner since January 2021
•Advisor from June 2020 to January 2021
Mavis Foods, LLC, a food company focusing on direct-to-consumer sales
•Founder and Chief Executive Officer since August 2018
La Grenade Group, LLC, a privately held consulting firm
•Founder, President and Chief Executive Officer from May 2015 to
April 2020
Mars, Inc., a global manufacturer of confectionary, food, and pet food products
•Chief Health and Wellbeing Officer from July 2014 to June 2015
•President, Chocolate, North America from April 2012 to July 2014
•Chief Consumer Officer, Mars Chocolate from November 2009 to
March 2012
SKILLS AND QUALIFICATIONS
•Consumer and Brand Leadership: Comprehensive experience
creating, building, and managing iconic consumer brands across food, beverage, healthcare, and confectionary industries
•Marketing and Innovation Expertise: Extensive leadership roles at leading global companies overseeing marketing strategy, product innovation, and customer engagement
•Corporate Governance and Risk Oversight: Director experience at public companies and private organizations with a focus on
governance, strategy, and risk oversight
OTHER DIRECTORSHIPS AND MEMBERSHIPS
•Director, Keurig Dr Pepper Inc. (Nasdaq: KDP)
•Director, Dollar General Corporation (NYSE: DG)
•Director, Archer-Daniels-Midland (NYSE: ADM)
•Former Director, Legacy Gannett
•Trustee, Hofstra University
•Member, Executive Leadership Council
•Board of Executive Managers, Pharmavite, LLC

Name, Age, Position	Experience and Skills

Barbara W. Wall | 71 Director since November 2019 INDEPENDENT Nominating and Corporate Governance Committee, Chair Finance Committee Transformation Committee
PROFESSIONAL EXPERIENCE
Legacy Gannett, a media company which we acquired in November 2019
•Chief Legal Officer from June 20015 to November 2019
•Interim Chief Operating Officer from March 2019 to November 2019
TEGNA, Inc., a media company and Legacy Gannett's former parent
•Held various advancing positions for 30 years
American University, School of Communications
•Professor of media law since 2007
SKILLS AND QUALIFICATIONS
•First Amendment and Legal Expertise: Extensive experience in media law and First Amendment rights with recognition from leading legal and press organizations
•Business Leadership/Operations: Deep understanding of our
operations, strategy and human capital, as well as our industry, having served in senior executive capacities in the newspaper and media industries
OTHER DIRECTORSHIPS AND MEMBERSHIPS
•Trustee, The Freedom Forum
•Director, The News Media Alliance
•Lifetime Achievement Awards including the Media Law Resource
Center's William J. Brennan, Jr. Defense of Freedom Award, the
American Bar Association's Champion of Freedom Award and the
Reporters Committee for Freedom of the Press's First Amendment
Award

CORPORATE GOVERNANCE
The Board believes that effective oversight of corporate governance matters is core to its risk oversight function and is essential to providing value to stockholders and benefiting the communities we serve. As a leading media organization, our longstanding corporate social responsibility position is driven by our deep commitment to our communities. Our journalists seek to shed light on important issues and our marketing endeavors promote meaningful connections in our communities.
The Board's oversight of corporate governance matters includes review of the following on at least an annual basis:
•human resource policies and practices;
•privacy and data security practices;
•executive compensation programs;
•annual stockholder engagement activity;
•the whistleblower program and procedures for handling complaints; and
•the code of business conduct and ethics, code of ethics for executive officers, and related compliance activities.
Essential to USA TODAY Co.'s mission of empowering its communities to thrive are the pillars that make up our corporate social responsibility position. Whether reporting the latest news or providing business-to-business solutions,
USA TODAY Co. supports its corporate mission and purpose with mindful and ethical business practices that positively impact communities, people, and the planet.
Community Impact
As a leading media organization, our longstanding corporate social responsibility position is driven by our deep commitment to the communities we serve. We are focused on maintaining ethical and responsible business practices that positively impact the world. Essential to USA TODAY Co.'s mission of empowering communities to thrive are the pillars of our corporate social responsibility platform. We strive to minimize our environmental impact through sustainable business practices for sourcing, consumption, and waste. We have implemented several initiatives to reduce our use of water, recover and recycle electricity and fossil fuels when possible, and pursue green energy options where available, and we strive to incorporate sustainability throughout our supply usage and supply chain. In addition, we continue to reduce the number of printing presses in operation by consolidating print operations and we are also focused on reducing the square footage of our office space through the consolidation of offices, in many cases, to more energy efficient spaces. We have implemented best-in-class carbon accounting software which has enhanced our ability to collect emissions data across a broader range of assets and scopes. We recognize that establishing a comprehensive carbon footprint baseline is essential to identifying and implementing effective emissions-reduction strategies.
USA TODAY Co. is committed to ensuring our coverage is widely available, actively promoted across our media sites and marketed to our millions of registered users. In January 2026, we published our network-wide 2025 Journalism Impact
Report, which highlighted what we believe are the most influential articles we produced in 2025 and covers topics that are impactful for change and accountability in the communities we serve. The Company is committed to the ongoing publishing of an annual network-wide Journalism Impact Report, which surfaces the top stories we produced that led to action.
Determination of Director and Director Nominee Independence
A majority of the directors serving on the Board must be independent. For a director to be considered independent, our
Board must determine that the director does not have any direct or indirect material relationship with the Company. The
Board determines director independence based on our independence standards and the independence standards under the
NYSE listing rules. The Board may determine, in its discretion, that a director or nominee is not independent notwithstanding qualification under the NYSE listing rules.
The Board has determined that each of Mses. Al-Emam, Reinhard, Sandler and Wall, and Messrs. Janulis, Louis,
Sheehan and Tarica are independent for purposes of Sections 303A.01 and 303A.02 of the NYSE Listed Company Manual
and each such director or director nominee has no material relationship with the Company. In making such determination, the Board took into consideration the relationships that each director or nominee has with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. As our Chief Executive
Officer and President, Mr. Reed is not considered independent.

Statement on Corporate Governance
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board consists of a majority of independent directors (in accordance with NYSE listing standards). Our
Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee are each composed entirely of independent directors.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics which delineate our standards for our officers and directors, and employees. Our Code of Business Conduct and Ethics, Code of Ethics for
Executive Officers, Corporate Governance Guidelines, and the charters of the Audit Committee, Nominating and Corporate
Governance Committee and Compensation Committee of our Board are available on our website, www.usatodayco.com.
The Code of Ethics for Executive Officers sets forth specific policies to guide the Company's senior officers in the performance of their duties and to promote ethical conduct. This code supplements the Code of Business Conduct and
Ethics described above. We intend to disclose any amendment to, or waiver from, a provision of the Code of Ethics for
Executive Officers or the Code of Business Conduct and Ethics under applicable NYSE and SEC requirements by posting such information on our website at www.usatodayco.com.
Policy on Insider Trading
We have a policy on insider trading governing the purchase, sale, and/or other dispositions of our securities that applies to all of our directors, officers, employees, and other covered persons. We also follow procedures for the repurchase of our securities. We believe that our policy on insider trading and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the listing standards of the NYSE.
In addition, our policy on insider trading generally permits trading by our insiders pursuant to a trading plan that is designed to meet the requirements of the policy and Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), subject to pre-clearance procedures before the adoption, modification or termination of such a plan.
The foregoing summary of our policy on insider trading does not purport to be complete and is qualified in its entirety by reference to the full text of the policy on insider trading attached as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on February 26, 2026.
Prohibitions Against Hedging and Pledging
Our policy on insider trading prohibits our directors, officers and other employees from engaging in hedging and pledging transactions with respect to our securities, including zero-cost collars, equity swaps, forward sale contracts, short-
selling, and any other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. In addition, our policy on insider trading prohibits directors, officers and other employees from holding
Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Board Structure and Leadership
We do not currently divide the roles of Chair of the Board and Chief Executive Officer consistent with the flexibility afforded by our Corporate Governance Guidelines. In addition to the Chair of the Board, we have a Lead Director, who is an independent director.
Our current Chief Executive Officer has a deep understanding of our operations, strategy and people, as well as our industry, serving in senior executive capacities in the newspaper and publishing industries for more than 30 years. The
Board believes that these experiences and other insights put the Chief Executive Officer in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to stockholders.
Further, the Board has demonstrated its commitment and ability to provide independent oversight of management.
At the same time, the Board believes that strong, independent Board leadership is a critical aspect of effective corporate governance. Accordingly, to provide independent leadership, the Board established the position of Lead Director in 2019. The Lead Director is an independent director and is elected annually by the Board. The responsibilities of the Lead
Director include, but are not limited to, calling meetings of the non-management directors, if desired, and being available when appropriate for consultation and direct communication if requested by stockholders.

The Board's Role in Risk Oversight
Our risk management is generally overseen by our Chair and Chief Executive Officer, who receives reports directly from other officers and individuals who perform services for us. Material risks are identified and prioritized by management, and they are periodically discussed with the Board or appropriate committee. The Board regularly reviews information regarding our credit, liquidity and operations, including risks and contingencies associated with each area. In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management attends meetings of the Board and its committees on a regular basis, and as is otherwise needed, and is available to address any questions or concerns raised by the Board on risk management and any other matters. In addition, the Board and its committees also hold executive sessions without management present to discuss, among other things, risks faced by the
Company and management's ability to effectively mitigate these risks.
Each of the Board committees oversees the management of our risks that fall within the committee's areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Audit Committee assists the Board in its oversight of the financial and enterprise risk of the Company by reviewing with management, at least annually, the Company's major financial risks and enterprise exposures, and the steps management has taken to monitor or mitigate such risks or exposures. The Compensation Committee assesses and monitors any significant compensation-related risk exposure, and the steps management should take to monitor or mitigate such exposure. The Nominating and Corporate Governance Committee oversees our governance-related risks, such as director independence.
Cybersecurity is an important part of our risk management processes and an area of increasing focus for our Board and management. Our Board has delegated oversight of risks from cybersecurity threats to the Nominating and Corporate
Governance Committee. Quarterly or as needed, our directors receive an overview from management of our cybersecurity program and strategy covering topics such as cybersecurity incidents and response, progress towards pre-determined risk-
mitigation-related goals, results from third-party assessments, cybersecurity staffing, compliance status, and material cybersecurity threat risks or incidents and developments, as well as the steps management has taken to respond to any such risks. In such sessions, our Chief Information Security Officer is available to the directors to discuss any relevant cybersecurity matters. In addition, at least bi-annually, the Chief Information Security Officer reports to the Nominating and Corporate Governance Committee about cybersecurity threat risks, among other cybersecurity related matters.
Board and Committee Meetings
During the year ended December 31, 2025, our Board held ten meetings (in addition to actions taken by written consent). The Board maintains four standing committees, the Audit Committee, the Compensation Committee, the
Nominating and Corporate Governance Committee, and the Transformation Committee, and also has the Finance
Committee (renamed in 2026 and formerly called the Share Repurchase Committee).
During 2025, the Audit Committee met five times, the Compensation Committee met five times, the Nominating and
Corporate Governance Committee met three times, and the Transformation Committee met four times. The Finance
Committee did not meet during 2025. Each of our then serving directors attended at least 75% of the meetings of the Board and the committees on which they served during 2025. Although director attendance at our annual meeting of stockholders each year is encouraged, we do not have an attendance policy. Seven of our directors attended our 2025 annual meeting of stockholders.

The current members of each of our committees are set forth in the table below:

	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Transformation Committee	Finance Committee
Maha Al-Emam	✓			✓
Theodore P. Janulis	✓	✓	✓
John Jeffry Louis III		✓(C)	✓		✓
Amy Reinhard			✓	✓(C)	✓
Debra A. Sandler		✓	✓	✓
Kevin M. Sheehan	✓(C)	✓			✓(C)
Laurence Tarica	✓		✓	✓
Barbara W. Wall			✓(C)	✓	✓
✓ denotes member
(C) denotes Chair
Audit Committee
The Audit Committee is responsible for providing assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, assisting with the Board's oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) our independent registered public accounting firm's qualifications and independence; and (d) the performance of our independent registered public accounting firm and our internal audit function. The Audit Committee is also responsible for appointing our independent registered public accounting firm, evaluating its independence, qualifications, and performance, and approving the terms of the registered public accounting firm's services.
The Board has determined that each of the members of our Audit Committee is independent in accordance with the rules of the NYSE and the SEC's audit committee independence standards. The Board has also determined that Mr.
Sheehan qualifies as an "Audit Committee Financial Expert" as defined by the rules of the SEC.
Compensation Committee
The Compensation Committee is responsible for administering and approving the grant of awards under any incentive compensation plan, including any equity-based plan, and making recommendations to the Board regarding director compensation. The Compensation Committee also evaluates annually the performance of our Section 16 officers and approves their compensation. In addition, the Compensation Committee reviews and discusses with management the compensation discussion and analysis included in the proxy statement, and prepares the Compensation Committee Report as required by the rules of the SEC. The Compensation Committee also administers our Policy for the Recovery of
Erroneously Awarded Compensation and oversees the recovery of incentive-based compensation thereunder.
The Board has determined that each member of the Compensation Committee is a "non-employee director" as defined under Rule 16b-3 of the Exchange Act, and an independent director under the NYSE listing standards.
Compensation Committee Interlocks and Insider Participation
There were no Compensation Committee "interlocks" during 2025, which generally means that none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee. In addition, there was no insider participation on the
Compensation Committee in 2025.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for: (a) recommending to the Board individuals qualified to serve as our directors and on committees of the Board; (b) advising the Board with respect to board composition, procedures and committees; (c) advising the Board with respect to the corporate governance principles applicable to us; (d) overseeing the evaluation of the Board; and (e) assisting with the oversight of risks from the
Company's cybersecurity program. The Board has determined that each member of the Nominating and Corporate
Governance Committee is an independent director in accordance with the rules of the NYSE.
The Nominating and Corporate Governance Committee believes that the qualifications for serving as a director include such person's familiarity with the Company, knowledge, and diversity of experience, skills, expertise, and background, as would enhance the Board's ability to manage and direct our affairs and business, including, when applicable, the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE listing standards. In addition to considering a director-candidate's background and accomplishments, the process for identifying and evaluating all nominees includes a review of the current composition of the Board and the evolving needs of our business. The Nominating and Corporate Governance Committee will identify potential nominees by asking current directors and executive officers to notify the committee if they become aware of suitable candidates. The
Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates.
Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified candidates. Accordingly, the Nominating and Corporate Governance
Committee includes, and has any search firm that it engages include, qualified candidates taking into account such person's familiarity with the Company, knowledge, and diversity of experience, skills, expertise, and background in the pool of potential candidates from which Board nominees are chosen.
The Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders.
The evaluation of nominees does not necessarily vary depending on whether or not the nominee was nominated by a stockholder. In considering candidates recommended by stockholders, the Nominating and Corporate Governance
Committee may take into consideration the needs of the Board, the qualifications of the candidate, the number of shares held by the recommending stockholder and the length of time that such shares have been held.
Our Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board.
Among these procedures, our Bylaws require that the nominating stockholder include the following information regarding the proposed nominee:
•All information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest or as otherwise required by Regulation 14A under the Exchange Act;
•The nominee's written consent to being named in the proxy statement as a nominee and to serve as a director if elected;
•A statement of whether such nominee, if elected, intends to tender any advance resignation notice(s)
requested by the Board in connection with subsequent elections; and
•A description of all arrangements or understandings between the nominating stockholder or any beneficial owner on whose behalf such nomination is made, or their affiliates, and each nominee or any other person in connection with the making of such nomination.
For further detail regarding the procedures a nominating stockholder must follow, see "Advance Notice for
Stockholder Nominations and Proposals for Next Year's Annual Meeting."
Transformation Committee
The purpose of the Transformation Committee is to assist the Board in achieving our digital transformation. The
Transformation Committee is responsible for advising the Board as the Company continues to adapt and grow dynamically in the face of the digital age.

Finance Committee
The Finance Committee (renamed in 2026 and formerly called the Share Repurchase Committee) assists the Board with the oversight of the Company's financial policies, strategies, and overall financial condition.
Director Retirement
Our Corporate Governance Guidelines generally provide that no director having attained the age of 75 years shall be nominated for re-election or reappointment to the Board. However, the Board may determine to waive this policy in individual cases, giving the Board greater flexibility in director succession planning.
Executive Sessions of Non-Management Directors
Executive sessions of the non-management directors occur regularly during the course of the year without management present. "Non-management directors" include all directors who are not our officers or employees. The non-management director presiding at those sessions will rotate from meeting to meeting among the chair of each of the Nominating and
Corporate Governance Committee, the Audit Committee and the Compensation Committee, to the extent the director is present at the executive session.
Stockholder Communications with Directors
We provide the opportunity for stockholders and interested parties to communicate with our directors. You can contact our Board to provide comments, to report concerns or to ask questions, at the following address:
USA TODAY Co., Inc.
Attention: Corporate Secretary
175 Sully's Trail, Suite 203
Pittsford, NY 14534-4560
Stockholders can contact the non-management directors individually, as a committee or as a group at the address above or at the following email address: investors@usatodayco.com.
All communications received as set forth above will be opened by our corporate secretary and forwarded as appropriate.

REPORT OF THE AUDIT COMMITTEE
Management has the primary responsibility for the integrity of the Company's financial information and the financial reporting process, including the system of internal control over financial reporting. Our independent registered public accounting firm for 2025, Grant Thornton LLP, was responsible for conducting independent audits of the Company's financial statements and expressing an opinion on the financial statements based upon those audits. The Audit Committee is responsible for overseeing the conduct of these activities.
The Audit Committee has:
•reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31,
2025 with management and Grant Thornton LLP;
•discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the
Public Company Accounting Oversight Board and the SEC; and
•received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning Grant Thornton LLP's independence, and has discussed with Grant Thornton LLP its independence.
Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

The Audit Committee

Kevin M. Sheehan, Chair
Maha Al-Emam
Theodore P. Janulis
Laurence Tarica
(1) This metric is a non-GAAP financial measure. For more information, see Appendix A — Reconciliations of Non-GAAP Financial
Measures.

COMPENSATION
Compensation Discussion and Analysis
Named Executive Officers
This Compensation Discussion and Analysis outlines, for the fiscal year ended December 31, 2025 ("fiscal year
2025"), our executive compensation program for our named executive officers ("NEOs") who include our Chief Executive
Officer, Chief Financial Officer, and former Chief Financial Officer.

Michael E. Reed Chair of the Board, Chief Executive Officer and President	Trisha M. Gosser Chief Financial Officer
Our executive officers are generally appointed annually by the Board. The following discusses certain information about our executive officers who served as such during fiscal year 2025.
Mr. Reed, age 59, has been Chair of the Board since May 2019, and has served as our Chief Executive Officer and
President, and a member of our Board since November 2013. Additional information about Mr. Reed can be found under
"Proposal No. 1 – Election of Directors."
Ms. Gosser, age 47, has served as our Chief Financial Officer since March 2025. Ms. Gosser has worked in finance roles for the Company since January 2007, most recently serving as Deputy Chief Financial Officer from January 2023 to
March 2025 and as Senior Vice President - Finance and Investor Relations from April 2021 to January 2023. Prior to joining the Company, Ms. Gosser served in finance roles at Mitsubishi Electric Automation, Inc. and Brunswick
Corporation (NYSE: BC).
Mr. Horne, age 55, served as our Chief Financial Officer from April 2020 to March 2025 and separated from the
Company effective April 1, 2025.
Fiscal Year 2025 Business Results
Growing digital revenue is a core strategic priority, and we employ a digital-first strategy, focused on audience growth and engagement and on diversifying revenue streams. As a result, in 2025, total Digital revenues, which includes Digital advertising revenues, Digital marketing services revenues, Digital-only subscription revenues, and Other Digital revenues, including digital content syndication, affiliate, content and artificial intelligence partnerships, and licensing revenues, grew to 46% of total our revenues, or $1.1 billion. Our total print and commercial revenues for 2025 were $1.2 billion (of which total print revenues were $1.0 billion) and our total revenues were $2.3 billion.
In 2025, Net income attributable to USA TODAY Co. was $1.7 million and Total Adjusted EBITDA(1) totaled $263.0 million. Our Cash provided by operating activities was $114.4 million in 2025 and we had Free cash flow(1) of $64.2 million.
Compensation Setting Process
Objectives
The primary objectives of our executive compensation program are to (a) attract and retain executives with the requisite skills and experience to help us achieve our business mission and develop, expand and execute business opportunities to improve long-term stockholder value, and (b) motivate executives to achieve key business objectives and drive operating performance, which then is expected to drive the creation of long-term stockholder value.
Role of the Compensation Committee
Our Compensation Committee is primarily responsible for overseeing the total compensation of our NEOs. In this capacity, our Compensation Committee designs, implements, reviews and approves the compensation for our NEOs. In evaluating and determining our NEO compensation programs, the Compensation Committee may consider a number of factors, including compensation for similarly situated executives, the historical compensation levels of our executives, performance factors, and the overall goals and objectives of our compensation program.
Role of Management
Our Chief Executive Officer makes recommendations and provides input to the Compensation Committee regarding the performance and compensation of other NEOs. The Compensation Committee considers the Chief Executive Officer's evaluation and his direct knowledge of the performance and contributions of the other NEOs when making compensation decisions. Our Chief Executive Officer is not present during Compensation Committee deliberations or voting regarding his compensation.
Role of Compensation Consultant
Under its charter, our Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other advisor. Our Compensation Committee engaged Meridian
Compensation Partners LLC ("Meridian"), a compensation consultant, to advise the Compensation Committee regarding the compensation for our NEOs, including assessing the executive compensation of our NEOs and non-employee directors relative to market practices, assisting with the design of our 2025 annual incentives and grants under our long-term incentive plan, and other matters as directed by the Compensation Committee. From time to time, Meridian also provides market, legislative, and regulatory updates to the Compensation Committee to keep them informed of such developments.
Say-on-Pay
In evaluating executive compensation programs, policies and practices, the Compensation Committee noted that the advisory vote on the Company's executive compensation program at the 2025 annual meeting of stockholders received support from approximately 95% of the votes cast. The Compensation Committee considered this vote and believes that the outcome conveyed stockholder support for continuing with the philosophy, strategy, and objectives of our executive compensation programs. The Compensation Committee values stockholder feedback and will continue to consider the results of the say-on-pay vote, in addition to the other factors discussed in this Compensation Discussion and Analysis, when making future compensation decisions regarding our NEOs.
Recoupment Policies
We have compensation clawback policies that allow us to recover annual cash incentives, equity awards, or other amounts that may be paid in respect of awards, upon the occurrence of certain events. Our Policy for the Recovery of
Erroneously Awarded Compensation provides for the recovery of erroneously awarded incentive compensation received by current or former executive officers in the event of certain accounting restatements. Our Detrimental Conduct Recoupment
Policy covers our current and former employees and provides for the recovery of certain amounts in the event an employee engages in "detrimental conduct" or materially breaches any restrictive covenant set forth in any agreement we have with the employee. Covered "detrimental conduct" includes the employee's involvement in criminal activity; intentional acts of fraud or dishonesty; intentional, material violation of any term of any contract or agreement we have with the employee or any statutory duty the employee owes to us; conduct that constitutes gross insubordination or habitual neglect of duties;
intentional, material refusal to follow the lawful directions; intentional, material failure to follow, or intentional conduct that violates our written policies; or any other action that we reasonably deem detrimental to our interests.
Risk and Compensation Policies
In considering the risks to us and our business that may be implied by our compensation plans and programs, our
Compensation Committee considers the design, operation and mix of the plans and programs across the Company. Our compensation program is designed to mitigate the potential to reward excessive risk-taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of our long-term business strategy and erode stockholder value.

Tax Considerations
In structuring our executive compensation programs, the Compensation Committee takes into account the impact of various tax and accounting rules. Tax rules generally limit the deductibility of compensation paid to each of our NEOs and former NEOs to $1 million per year. The Compensation Committee intends to continue to compensate our NEOs in a manner consistent with the best interests of our Company and its stockholders and retains discretion to pay compensation that may not be tax deductible.
Competitive Market Data
The Compensation Committee periodically reviews market data on executive pay levels and program design to assist in determining appropriate compensation for the NEOs. The Compensation Committee does not benchmark compensation to a particular percentile of market data, but rather uses market data as context when establishing compensation.
Elements of our NEO Compensation Program
We seek to achieve the objectives for our NEO compensation program through the following compensation elements.

Compensation Element	Key Characteristics	Link to Objectives
Base Salary	Fixed; reviewed annually	To provide a competitive rate of pay as a core element of compensation

Annual Incentive	Variable; based on Company and individual performance	To ensure that a portion of compensation is at risk and linked to annual Company and individual performance

Long-Term Incentive	Variable; tied to financial objectives and performance	To reinforce the NEO's long-term commitment to the Company's success and further alignment with stockholders while reinforcing key performance objectives

Benefits and Perquisites	Substantially the same as the benefits offered to other employees of the Company (including vacation, sick time, participation in medical, dental and insurance programs)	To provide competitive levels of benefits that promote health, wellness and financial security

Post-Termination Pay	Post-termination pay in specified circumstances, including a change in control	To provide competitive levels of benefits upon a qualifying termination of employment
2025 Target Compensation Mix
The following charts show the target compensation mix for our Chief Executive Officer and Chief Financial Officer.
For purposes of the charts below, long-term incentive awards reflect the target grant value of cash performance units
("CPUs") granted in 2025 ("2025 CPUs") and time-based restricted stock units ("RSUs") granted in 2025 ("2025 RSUs").
In accordance with applicable rules and guidance, only the 2025 CPUs eligible for vesting based on the 2025 performance period are included in the 2025 Summary Compensation Table in this proxy statement. In addition, the values shown in the 2025 Summary Compensation Table include the value of the CPUs granted in 2023 ("2023 CPUs") and the
CPUs granted in 2024 ("2024 CPUs") eligible for vesting based on the 2025 performance period. The charts below include the full target value of the 2025 CPUs, including the portions eligible for vesting based on the 2026 and 2027 performance periods, and exclude the value of the 2023 CPUs and 2024 CPUs.
(1) This metric is a non-GAAP financial measure. For more information, see Appendix A — Reconciliations of Non-GAAP Financial
Measures.

Base Salary
On an annual basis, the Compensation Committee reviews and considers changes to each NEO's base salary in light of factors such as the nature and responsibility of the position, individual and Company performance, and competitive market assessment. Mr. Reed's 2025 base salary rate of $900,000 did not change from his rate in 2024. Ms. Gosser's 2025 base salary rate of $630,000 reflects a promotional increase associated with her appointment as Chief Financial Officer in March
2025. Mr. Horne's base salary rate was $800,000 at the time of his separation from the Company and had not changed from his rate in 2024.
Annual Incentive Compensation
We maintain an Annual Bonus Plan (the "ABP") to motivate executives to achieve key financial and strategic business objectives of the Company and its affiliates with an annual bonus opportunity. Mr. Reed's annual target bonus level for
2025 was $1,125,000, which was 125% of his base salary. Ms. Gosser's annual target bonus level for 2025 was $630,000, which was 100% of her base salary. Depending on the level of performance achieved, Mr. Reed and Ms. Gosser could earn between zero percent and 135% of their respective annual target bonus opportunity. Mr. Horne did not receive a bonus award for 2025 due to his separation from the Company effective April 1, 2025.
For fiscal year 2025, the bonus structure for our NEOs was based on the attainment of Company performance goals
(the "Company Performance Measure"), business segment goals ("Key Performance Drivers") and an assessment of individual performance as follows:
We selected Total Adjusted EBITDA(1), Total Digital Revenues, Total Print Revenues and Free Cash Flow(1) as the
components for the Company Performance Measure for 2025 because they offer a useful view of our day-to-day operating performance and the overall operations of our business. We believe the Key Performance Drivers align to strategic priorities within our business segments.

The threshold and maximum goals as a percentage of target goals are set as follows:

	Threshold (50% Payout)	Target (100% Payout)	Maximum (140% Payout)
Company Performance Measure
Total Adjusted EBITDA(1)
Chief Executive Officer	90%	100%	120%
Chief Financial Officer	85%	100%	120%
Total Digital Revenues	90%	100%	120%
Total Print Revenues	90%	100%	120%
Free Cash Flow(1)	85%	100%	120%
Key Performance Drivers	80%	100%	120%

(1)	This metric is a non-GAAP financial measure. For more information, see Appendix A — Reconciliations of Non-GAAP Financial Measures.
The target goals and performance results for fiscal year 2025 were as follows (B2B retention improvement is presented in percentage points ("ppt")):

	Target	2025 Results
Company Performance Measure
Total Adjusted EBITDA(1)	$280.0M	$263.0M
Total Digital Revenues	$1,184.2M	$1,056.1M
Total Print Revenues	$1,034.5M	$1,045.6M
Free Cash Flow(1)	$93.3M	$64.2M
Key Performance Drivers - Average of USA TODAY Media & LocaliQ
USA TODAY Media
Total Digital-Only Paid Subscriptions	2.1M	1.4M
Digital Advertising Per Content Dollar	$1.122	$1.123
B2B Retention Improvement	2.7 ppt	' (1.3) ppt
LocaliQ
LocaliQ Revenue	$495.9M	$448.3M
LocaliQ Adjusted EBITDA	$52.6M	$46.3M
LocaliQ Customer Count	14,386	12,210

(1)	This metric is a non-GAAP financial measure. For more information, see Appendix A — Reconciliations of Non- GAAP Financial Measures.
The Compensation Committee assessed the 2025 individual performance for each of Mr. Reed and Ms. Gosser considering, for Mr. Reed, his leadership and contributions to the Company's transformation priorities, financial results, strategic goals, and culture, and for Ms. Gosser, her contributions in the areas of strategy, financial operations and investor relations.
Based on the performance results for fiscal year 2025, Mr. Reed and Ms. Gosser received bonus awards in the amounts shown below. Target amounts reflect base salary rates as of December 31, 2025.

Name	Target as a % of Base Salary	Target Amount ($)	Company Performance Measure Payout %	Key Performance Drivers Payout %	Individual Performance Achievement %	Overall Payout %	Payout Amount ($)
Michael E. Reed	125	1,125,000	31.1	51.4	90	50.9	572,794
Trisha M. Gosser	100	630,000	34.2	51.4	100	54.9	346,059
(1) This metric is a non-GAAP financial measure. For more information, see Appendix A — Reconciliations of Non-GAAP Financial
Measures.

Long-Term Incentive Compensation
The Compensation Committee may grant long-term incentives, in the form of cash or equity, in its discretion. During fiscal year 2025, Mr. Reed and Ms. Gosser were eligible to receive awards under our 2023 Stock Incentive Plan (the "2023
Plan"). Mr. Horne did not receive any long-term incentive awards in 2025 due to his separation from the Company. In determining the NEO's target long-term incentive values, the Compensation Committee considered market data as well as the NEO's experience and performance. The table below shows the target value of the long-term incentive awards granted to Mr. Reed and Ms. Gosser in 2025:

Name	2025 CPUs ($)	2025 RSUs ($)	Total ($)
Michael E. Reed	1,500,000	1,500,000	3,000,000
Trisha M. Gosser	370,000	370,000	740,000
2025 RSUs. The 2025 RSUs vest one-third on the first, second, and third anniversaries of the date of grant, generally subject to continued service as an employee through each vesting date. The number of RSUs which vest on each vesting date will be settled in a like number of shares of Company common stock.
2025 CPUs. The 2025 CPUs will be earned based on the Company's performance with respect to Total Adjusted
EBITDA(1), Total Digital Revenues and Free Cash Flow(1), weighted at 30%, 40%, and 30%, respectively. The
Compensation Committee selected these measures because of investor focus on these areas and because we believe these are important measures in evaluating our financial performance. The awards vest three years from the date of grant subject to the level of performance achieved and generally subject to continued service as an employee through the vesting date.
Total Adjusted EBITDA(1), Total Digital Revenues and Free Cash Flow(1) are measured over three separate annual performance periods, with one-third of the 2025 CPUs covered by a separate annual performance period. The performance target for each annual performance period is set by the Compensation Committee in the first quarter of that year. The
Compensation Committee chose this approach to manage uncertainty while connecting a meaningful portion of compensation to results over the full three-year period. The 2025 CPUs have a threshold and maximum payout at 50% and
140% of target, respectively.
2023 CPUs and 2024 CPUs. The 2023 CPUs and 2024 CPUs are earned based on the Company's performance with respect to Total Adjusted EBITDA(1) and Total Digital Revenues (each weighted at 50%) and vest three years from the date of grant, generally subject to continued service as an employee through the vesting date. Total Adjusted EBITDA(1) and
Total Digital Revenues are measured over three separate annual performance periods, with one-third of each award covered by each separate annual performance period. The 2023 CPUs and 2024 CPUs have a threshold payout at 50% of target and a maximum payout at 120% and 140% of target, respectively.
2025 Performance Goals and Results. The table below shows the performance goals and results for the 2025 performance period for the 2023 CPUs, 2024 CPUs and 2025 CPUs:

	Weight for 2023 CPUs and 2024 CPUs (%)	Weight for 2025 CPUs (%)	Threshold ($)	Target ($)	Maximum ($)	2025 Results ($)
Total Adjusted EBITDA(1)	50	30	224.0M	280.0M	336.0M	263.0M
Total Digital Revenues	50	40	947.4M	1,184.2M	1,421.1M	1,056.1M
Free Cash Flow(1)	N/A	30	74.6M	93.3M	111.9M	64.2M

(1)	This metric is a non-GAAP financial measure. For more information, see Appendix A — Reconciliations of Non-GAAP Financial Measures.
Based on these results, 78.9%, 78.9%, and 54.6% of target was earned with respect to the 2023 CPUs, 2024 CPUs, and
2025 CPUs eligible for vesting based on the 2025 performance period. Earned 2023 CPUs vested in March 2026 and earned 2024 CPUs and 2025 CPUs vest in August 2027 and August 2028, respectively, generally subject to continued
service through each vesting date. See the 2025 Summary Compensation Table below for the value of CPUs earned for the
2025 performance period by our NEOs.
Benefits and Perquisites
401(k) Savings Plan. We maintain a 401(k) Savings Plan (the "401(k) Plan"). In 2025, each of our NEOs participated in the 401(k) Plan. The 401(k) Plan permits eligible participants to make pre-tax and Roth contributions. Subject to the
Internal Revenue Code limits on the amount of pay that could be taken into account, 401(k) Plan eligible pay generally includes a participant's base salary, performance-based bonuses, and pre-tax contributions to the Company's benefit plans.
The current matching formula is 25% of contributions up to the first 4% of eligible pay for a maximum matching contribution of 1% of eligible pay.
Security Arrangements. Our security program is based on a security assessment conducted in 2025 by an independent security consulting firm. This assessment found ongoing business-related security concerns warranting certain security measures for our Chief Executive Officer. We believe that the risk-based security measures we have implemented for our
Chief Executive Officer are appropriate business expenses for the benefit of the Company. However, the SEC considers personal security to be a perquisite; as such, we include the incremental cost to the Company to provide this perquisite in the "All Other Compensation" column of the 2025 Summary Compensation Table. This amount is not paid directly to our
Chief Executive Officer.
Post-Termination Pay
Key Employee Severance Plan
We maintain the Key Employee Severance Plan, as amended and restated (the "Key EE Severance Plan"), in which
Mr. Reed and Ms. Gosser participate with a multiplier (discussed below) of two and one, respectively. Under the Key EE
Severance Plan, in the event of a participant's involuntary termination other than for Cause (as defined in the Key EE
Severance Plan and discussed below), if the participant executes a release and agrees to certain restrictive covenants, the participant is entitled to receive:
•a prorated annual bonus for the portion of the fiscal year elapsed prior to the termination date based on actual performance (unless the termination is also a qualifying termination under the CIC Severance Plan (defined and discussed below)); and
•an amount equal to a "multiplier" that is designated for the participant times the participant's annual base salary rate immediately preceding termination.
The Key EE Severance Plan generally defines "Cause" to include the participant's embezzlement, fraud, misappropriation of funds, breach of fiduciary duty, act of material dishonesty, failure to adequately perform their duties that is not otherwise timely remediated, material violation of the Company's employment policies, gross negligence that causes significant financial or reputational harm to the Company, conviction of or plea of guilty or nolo contendere to a felony or any crime involving moral turpitude, or a finding by a court or the SEC that the participant violated any securities law.
Change in Control Severance Plan
We maintain the 2015 Change in Control Severance Plan, as amended and restated (the "CIC Severance Plan") in which Mr. Reed and Ms. Gosser participate with a multiplier (discussed below) of two and one, respectively. In the event of a participant's involuntary termination without Cause or resignation for Good Reason within two years following a
Change in Control (each as defined in the CIC Severance Plan and discussed below) (a "double trigger"), if the participant executes a release and agrees to certain restrictive covenants, in addition to any compensation and benefits that the participant may be entitled to receive under the Key EE Severance Plan, the participant is also entitled to receive:
•a prorated annual bonus for the portion of the fiscal year elapsed prior to the termination date in an amount equal to the average annual bonus the participant earned with respect to three fiscal years immediately prior to the fiscal year in which the termination date occurs prorated for the portion of the fiscal year elapsed prior to the termination date;
•an amount equal to a "multiplier" that is designated for the participant times the sum of: (i) the participant's annual base salary at the highest rate of salary during the 12-month period immediately prior to the termination date or, if higher, during the 12-month period immediately prior to the Change in Control (in each case, as determined without regard for any reduction for deferred compensation, 401(k) plan contributions and similar items); and (ii) the higher of (A) the average annual bonus the participant earned with respect to the three fiscal years immediately prior to the fiscal year in which the Change in Control occurs and (B) the average annual bonus the participant earned with respect to the three fiscal years immediately prior to the fiscal year in which the termination occurs; and
•an amount equal to the monthly COBRA cost of the participant's medical and dental coverage in effect as of the date of termination multiplied by the lesser of (A) 18 or (B) 24 minus the number of full months between the date of the Change in Control and the date of termination.
In the event of a participant's involuntary termination without Cause or resignation for Good Reason prior to a Change in Control, and the participant reasonably demonstrates that the termination or resignation (i) was at the request of any third party participating in or causing the Change in Control, or (ii) otherwise arose in connection with, in relation to, or in anticipation of the Change in Control, then the participant is entitled to payments and benefits under the CIC Severance
Plan as though the participant had resigned for Good Reason on the day after the Change in Control.
The CIC Severance Plan generally defines "Change in Control" to mean: (a) the acquisition by any person of 20% or more of either the Company's outstanding common stock or the combined voting power of the Company's outstanding voting securities; (b) the individuals who constitute the incumbent Board cease for any reason to constitute at least a majority of the Board; or (c) the consummation of a reorganization, merger, or similar corporate transaction, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity, unless following such business combination, (i) all or substantially all of the owners of the Company's common stock and the Company's voting securities continue to own more than 50% of the Company's or successor company's common stock and the combined voting power of the Company's or successor company's voting securities after the business combination in substantially the same proportions as before the business combination, (ii) no person owns more than 20% of the
Company's or successor company's common stock or the combined voting power of the Company's or successor company's voting securities, except to the extent that such ownership existed prior to the business combination, and (iii) at least a majority of the members of the board of directors of the Company or successor company following the business combination were members of the incumbent Board prior to the business combination.
Under the CIC Severance Plan, "Cause" is defined the same way as such term is defined under the Key EE Severance
Plan (see "Key Employee Severance Plan" above).
The CIC Severance Plan generally defines "Good Reason" to mean the occurrence after a Change in Control of any of the following without the participant's written consent, unless corrected prior to the participant's termination: (a) a material diminution of the participant's duties, authorities or responsibilities; (b) a material reduction in the participant's base salary or target bonus opportunity; (c) the relocation of the participant's office to a location 35 or more miles farther from the participant's residence immediately prior to the Change in Control; (d) the failure by the Company to pay any material compensation or benefits due; (e) the failure of any successor to assume and agree to perform the CIC Severance Plan, or if the business for which the participant's services are principally performed is sold at any time within 24 months after a
Change in Control, there is a material diminution of the participant's duties, authorities or responsibilities; or (f) any purported termination of the participant's employment that is not effected pursuant to a notice of termination satisfying the requirements of the CIC Severance Plan.
Employment and Separation Agreements
Mr. Reed — We entered into an offer letter agreement with Mr. Reed, effective January 1, 2021, pursuant to which
Mr. Reed became our employee and serves as our Chief Executive Officer. Pursuant to Mr. Reed's agreement, he is entitled to an annual base salary of at least $900,000 and an annual cash bonus target of at least 110% of his base salary. Pursuant to Mr. Reed's agreement, he is eligible to participate in our long-term incentive compensation plan, our Key EE Severance
Plan, and our CIC Severance Plan.
Ms. Gosser — We entered into an offer letter agreement with Ms. Gosser, effective March 18, 2025, pursuant to which she serves as our Chief Financial Officer. Ms. Gosser's agreement provides that she is entitled to an annual base salary of at least $630,000 and an annual cash bonus target of at least 100% of her base salary. Ms. Gosser also participates in our long-term incentive compensation plan, our Key EE Severance Plan, and our CIC Severance Plan.
Mr. Horne — As previously described in the Company's proxy statement for the 2025 annual meeting of stockholders, we entered into a separation letter agreement with Mr. Horne, effective April 1, 2025. Pursuant to the agreement, Mr.

Horne received or will receive, among other benefits, (i) a severance payment of $1,438,700 (his base salary plus 2024 bonus), (ii) cash performance units in an amount equal to $602,890 (representing a prorated portion of his outstanding awards); and (iii) a transition bonus of $282,813 (representing the cash value of shares that would have vested in June and
August 2025).
Stock Ownership Guidelines
We have stock ownership guidelines which establish expected levels of stock ownership by our executive officers and members of our Board in an effort to further align their interests with the interests of our stockholders and to promote our commitment to good corporate governance. Additionally, the guidelines are intended to foster a culture of ownership among our leaders and encourage a longer-term perspective while mitigating the financial incentive for excessive or undue risk taking. Our guidelines are determined as a multiple of base salary for our NEOs (6x for our Chief Executive Officer and 3x for our Chief Financial Officer) or as a multiple of the annual cash retainer for non-employee directors (3x). Stock that counts towards satisfying the ownership guidelines include shares owned directly, shares held in or credited to a deferred compensation plan, unvested restricted stock awards ("RSAs") and shares underlying unvested RSUs. Unvested performance stock units ("PSUs") do not count towards satisfying the ownership guidelines.
In addition, executive officers and non-employee directors must hold 50% of the net shares (after covering any exercise cost and the required tax withholding obligations) received from the vesting of any full value equity awards or the exercise of stock option awards each year until the ownership guideline for the year has been achieved. In circumstances where the guidelines would result in a severe hardship for the executive officer or non-employee director or prevent the executive officer or non-employee director from complying with a court order, the Board or the Compensation Committee may approve a hardship exception to the guidelines. We evaluate compliance with the guidelines at the beginning of each calendar year. As of January 1, 2026, each of our NEOs was in compliance with our guidelines. See "Director Stock
Ownership Guidelines" under Compensation of Directors in this proxy statement for more information regarding our stock ownership guidelines as they apply to our non-employee directors.
Policies and Practices Related to the Timing of Equity Awards
Although we do not have a formal policy regarding the timing of awards of stock options, stock appreciation rights
("SARs") and/or similar option-like instruments, including grants to our NEOs, we do not make these awards or any other form of equity compensation in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on stock option, SARs or other equity award grant dates for the purpose of affecting the value of any award. In fiscal year 2025, we did not grant any options to purchase shares of our common stock, SARs or similar option-like instruments.

Compensation Tables
2025 Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael E. Reed	2025	903,462	—	1,499,999	1,634,994(3)	—	47,044(4)	4,085,499
CEO	2024	906,923	—	1,714,904	1,830,491	—	39,764	4,492,082
	2023	900,000	—	1,697,623	1,264,609	—	—	3,862,232

Trisha M. Gosser	2025	595,143	—	370,000	413,448(3)	—	3,500(4)	1,382,091
CFO

Douglas E. Horne	2025	200,000	—	—	95,570(5)	—	1,725,013(4)	2,020,583
Former CFO	2024	793,654	—	646,632	996,885	—	—	2,437,171
	2023	775,000	—	640,873	752,298	—	330,071	2,498,242

(1)
The amount reported may vary from the approved annual base salary rate because the salary reported in the table is based on the actual number of weekly pay periods in a year and reflects any mid-year increases as disclosed in the Compensation Discussion and Analysis above.

(2)
The amounts in this column reflect the aggregate grant date fair value of the stock awards for each year pursuant to ASC 718.
Additional details on accounting for stock-based compensation can be found in Note 13 (Supplemental equity and other information) to our consolidated financial statements contained in our 2025 Annual Report on Form 10-K.

(3)
Includes the cash incentive payments received under the ABP for 2025 ($572,794 for Mr. Reed and $346,059 for Ms. Gosser), the
portion of the 2023 CPUs and 2024 CPUs eligible for vesting for the 2025 performance period based on 2025 actual performance
($394,500 and $394,500, respectively for Mr. Reed), and the portion of the 2025 CPUs eligible for vesting for the 2025 performance period based on 2025 actual performance ($273,200 for Mr. Reed and $67,389 for Ms. Gosser).

(4)
Includes (i) for each NEO, $3,500 in Company matching contributions to their respective 401(k) Plan account, (ii) for Mr. Reed, also includes $43,544 related to security arrangements, and (iii) for Mr. Horne, also includes $1,721,513 in severance pay
($1,223,501 of which was paid in 2025).

(5)	Includes $95,570 in CPUs that vested based on target performance upon Mr. Horne's separation from the Company.

Grants of Plan-Based Awards in 2025
The following table shows the plan-based awards granted during fiscal year 2025 to our NEOs.

Name	Award Type(1)	Grant Date	Number of Units Under Non-Equity Incentive Plan Awards (#)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock(2) ($)
				Threshold ($)	Target ($)	Maximum ($)
Michael E. Reed	2025 RSU(3)	8/05/2025					359,712	1,499,999
	2025 CPU(4)	8/05/2025	500,000	250,000	500,000	700,000
	2024 CPU(4)	3/28/2025(4)	500,000	250,000	500,000	700,000
	2023 CPU(4)	3/28/2025(4)	500,000	250,000	500,000	600,000
	ABP			421,875	1,125,000	1,518,750

Trisha M. Gosser	2025 RSU(3)	8/05/2025					88,729	370,000
	2025 CPU(4)	8/05/2025	123,333	61,667	123,333	172,666
	ABP			236,250	630,000	850,500

Douglas E. Horne	2024 CPU(4)	3/28/2025(4)	191,667	95,834	191,667	268,333
	2023 CPU(4)	3/28/2025(4)	191,667	95,834	191,667	230,000

(1)	RSUs are time-vesting restricted stock units, CPUs are performance-vesting units payable in cash, and ABP represents cash incentive awards under the ABP for 2025.
(2)
Amounts represent the aggregate grant date fair value of awards pursuant to ASC 718. Additional details on accounting for stock-based compensation can be found in Note 13 (Supplemental equity and other information) to our consolidated financial statements contained in our 2025 Annual Report on Form 10-K.

(3)	2025 RSUs vest one-third on the first, second and third anniversary of the date of grant, generally subject to continued service as an employee through each vesting date.
(4)
The 2023 CPUs, 2024 CPUs and 2025 CPUs each have a three-year performance period consisting of three separate annual performance periods, with one-third of the target number of units eligible for vesting each annual performance period. The performance target for each annual performance period is set by the Compensation Committee in the first quarter of the respective year. If an award of a target amount is made at the beginning of a multi-year performance period with a portion of the award eligible for vesting for each successive annual performance periods, and the performance target for each annual performance period is set at the beginning of that annual performance period, then each annual performance period has a separate grant date when the performance target for that annual performance period is set for purposes of this table. Accordingly, the values for the 2023 CPUs, 2024 CPUs and 2025 CPUs at threshold, target and maximum reflect only the portion eligible for vesting for the 2025 annual performance period. The CPUs vest three years from the initial date of grant subject to the performance achieved for each annual performance period and generally subject to continued service as an employee through the vesting date.

Outstanding Equity Awards at December 31, 2025
The table below sets forth the outstanding stock awards that were held by our NEOs as of December 31, 2025. There were no outstanding stock option awards held by our NEOs as of December 31, 2025.

		Stock Awards
Name(1)	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Michael E. Reed	3/24/2023	273,224(3)	1,407,104
	8/06/2024	226,758(4)	1,167,804
	8/05/2025	359,712(5)	1,852,517

Trisha M. Gosser	3/24/2023	24,317(3)	125,233
	8/06/2024	20,786(4)	107,048
	8/05/2025	88,729(5)	456,954

(1)	Mr. Horne held no outstanding equity awards as of December 31, 2025.
(2)	Calculated using a stock price of $5.15, which was the closing price of a share of our common stock on December 31, 2025, the last trading day of fiscal year 2025.
(3)	These RSAs vested on the third anniversary of the date of grant.
(4)
These RSUs vest in substantially equal tranches on the second and third anniversary of the date of grant, subject to continued
service as an employee through each vesting date and the terms of the award agreement.

(5)	These RSUs vest one-third on the first, second, and third anniversary of the date of grant, subject to continued service as an employee through each vesting date and the terms of the award agreement.
Stock Vested in 2025
The following table provides information about the stock awards held by our NEOs that vested during fiscal year
2025. Our NEOs did not have any outstanding stock options that vested during fiscal year 2025.

	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Michael E. Reed	679,744(3)	2,251,170
Trisha M. Gosser	81,748(4)	274,387
Douglas E. Horne	202,449(5)	637,714

(1)	The number of shares and values reflected in the table are reported on an aggregate basis and do not reflect shares withheld for taxes.
(2)
Represents the value of shares vested, based on the closing price of a share of our common stock on the vesting date (or if such date fell on a weekend or public holiday, the closing price of a share of our common stock on the date immediately prior to the vesting date on which our shares traded).

(3)	Includes RSAs granted in 2022 and 2023, PSUs granted in 2022 and RSUs granted in 2024.
(4)	Includes RSAs granted in 2022 and 2023 and RSUs granted in 2024.
(5)	Includes RSAs granted in 2022 and 2023 and PSUs granted in 2022.
Pension Benefits
None of our NEOs were participants in tax-qualified defined benefit plans or supplemental executive retirement plans during the fiscal year ended December 31, 2025.
2025 Non-Qualified Deferred Compensation
Our NEOs are not eligible to participate in any non-qualified deferred compensation plans maintained by us.
Accordingly, there were no contributions or withdrawals by them under such arrangements during fiscal year 2025.

Potential Payments Upon Termination or Change in Control
The following table estimates the amount of compensation payable to our NEOs in the event of termination of employment, assuming that such terminations were effective as of December 31, 2025.

Name(1)	Involuntary Termination without Cause or Voluntary Termination for Good Reason upon a Change in Control ($)	Involuntary Termination without Cause ($)	Voluntary Termination for Good Reason ($)	Voluntary Termination without Good Reason ($)	Termination upon Death or Disability ($)
Michael E. Reed
ABP(2)	761,767	572,794	—	—	—
Severance Pay(3)	5,123,534	1,800,000	—	—	—
RSAs(4)	—	—	—	—	1,407,104(5)
RSUs(4)	—	—	—	—	3,020,321(5)
CPUs	4,217,950(6)	2,645,250(7)	—	—	2,645,250(7)
Benefits Continuation	38,205(8)	—	—	—	—
Total	10,141,456	5,018,044	—	—	7,072,675

Trisha M. Gosser
ABP(2)	144,956	346,059	—	—	—
Severance Pay(3)	1,404,956	630,000	—	—	—
RSAs(4)	—	—	—	—	125,233(5)
RSUs(4)	—	—	—	—	564,002(5)
CPUs	370,000(6)	123,333(7)	—	—	123,333(7)
Benefits Continuation	—(9)	—	—	—	—
Total	1,919,912	1,099,392	—	—	812,568

(1)
As of December 31, 2025, Mr. Horne was no longer employed by the Company. See "Employment and Separation Agreements"
for a description of payments and benefits Mr. Horne received in connection with his separation from the Company.

(2)
Represents amounts under the ABP that the NEO is entitled to under the CIC Severance Plan and Key EE Severance Plan in the
event of a qualifying termination. See "Elements of our NEO Compensation Program — Post-Termination Pay" under
Compensation Discussion and Analysis.

(3)
Represents amounts the NEO is entitled to based on the NEO's multiplier under the provisions of the CIC Severance Plan and
Key EE Severance Plan in the event of a qualifying termination. See "Elements of our NEO Compensation Program — Post-
Termination Pay" under Compensation Discussion and Analysis.

(4)
The value of RSAs and RSUs is determined by multiplying the number of shares that would have vested as of December 31,
2025 in connection with a qualifying termination by $5.15, the closing price of a share of our common stock on December 31,
2025, the last trading day of fiscal year 2025.

(5)	In the event of termination as a result of death or disability, any unvested RSAs and RSUs immediately vest subject to the terms of the award agreement.
(6)
In the event of termination without Cause or for Good Reason in connection with a Change in Control (each as defined in the
CIC Severance Plan) (a "double trigger"), (a) unvested 2023 CPUs vest as follows: (i) the full number based on actual performance for completed performance periods and the performance period which includes the termination date, and (ii) the full number based on target performance for performance periods which have not started before the termination date, and (b)
unvested 2024 CPUs and 2025 CPUs vest as follows: (i) the full number based on actual performance for completed performance periods and (ii) the full number based on target performance for the performance period which includes the termination date and any performance periods which have not started before the termination date.

(7)
In the event of involuntary termination without cause or termination due to death or disability, (a) unvested 2023 CPUs vest as follows: (i) the full number based on actual performance for completed performance periods, (ii) a prorated portion based on actual performance for the performance period which includes the termination date, and (iii) are forfeited for any performance periods which have not started before the termination date, and (b) unvested 2024 CPUs and 2025 CPUs vest as follows: (i) the full number based on actual performance for completed performance periods, (ii) a prorated portion based on target performance for the performance period which includes the termination date, and (iii) are forfeited for any performance periods which have not started before the termination date.

(8)	This amount represents the monthly COBRA cost of medical and dental coverage for 18 months based on the rates in effect on December 31, 2025 pursuant to the COBRA benefit under the CIC Severance Plan.
(9)	Ms. Gosser was not enrolled in any medical or dental insurance plans offered by the Company during 2025.
Compensation of Directors
For 2025, each non-employee director received an annual retainer fee of $100,000 (or a pro-rated portion of such fee for directors who served for part of the year), payable quarterly. In addition, the chair of the Audit, Nominating and
Corporate Governance, Compensation, and Transformation Committees of the Board each received additional retainer fees, or a pro rata portion thereof, of $20,000, and the Lead Director received an additional retainer fee of $40,000. For 2025, the retainer fees to non-employee directors were paid in cash, except with respect to Mr. Louis and Ms. Reinhard, who elected to receive all or some of the retainer fees in shares of our common stock. To the extent a director elects to receive retainer fees in stock, shares are distributed quarterly with the actual number of shares being based on the closing price of a share of our common stock on the last business day of the respective quarter. Directors who are employed by us do not receive compensation for their service as members of the Board.
For 2025, each non-employee director also received an annual stock grant on the first business day following the annual meeting of stockholders with a value of $125,000. Non-employee directors are also reimbursed for reasonable costs and expenses incurred in attending meetings of our Board and its committees.
2025 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	All Other Compensation ($)	Total ($)
Kevin M. Sheehan	160,000	124,998	—	284,998
Maha Al-Emam	100,000	124,998	—	224,998
Theodore P. Janulis	103,950	124,998	—	228,948
John Jeffry Louis III	116,050(4)	124,998	—	241,048
Amy E. Reinhard	116,050(5)	124,998	—	241,048
Debra A. Sandler	103,950	124,998	17,000(6)	245,948
Laurence Tarica	103,950	124,998	—	228,948
Barbara W. Wall	116,050	124,998	—	241,048

(1)	As our Chief Executive Officer and President, Mr. Reed is an employee and receives no compensation for services as a director.
(2)
Amounts include the annual cash retainer fees paid to each of our non-employee directors and additional retainer fees for services as Lead Director and/or chair of the Audit Committee, Compensation Committee, Nominating and Corporate
Governance Committee, or Transformation Committee.

(3)
Includes the aggregate grant date fair value of the stock awards granted during fiscal year 2025 computed in accordance with
ASC 718. Each of our non-employee directors received an annual stock grant of 35,816 shares of common stock on June 3,
2025. For each director, the number of shares of stock was determined by dividing the value of the annual stock grant
($125,000) by the closing price of a share of our common stock on the grant date ($3.49). We did not issue any fractional shares and, as a result, the aggregate grant date fair value of each director's award is slightly less than $125,000.

(4)	Mr. Louis elected to receive his retainer fees in shares of our common stock.
(5)	Ms. Reinhard elected to receive $57,500 of her retainer fees in shares of our common stock.
(6)	Represents amounts for event tickets provided for personal use.

Director Stock Ownership Guidelines
We maintain stock ownership guidelines, which require our non-employee directors to own certain levels of stock to align their interests with the interests of the Company's stockholders and to promote the Company's commitment to good corporate governance. Our guidelines are determined as a multiple of the annual cash retainer for non-employee directors
(3x). See "Stock Ownership Guidelines" under Compensation Discussion and Analysis in this proxy statement for additional information with respect to our stock ownership guidelines. We evaluate compliance with the guidelines at the beginning of each calendar year. As of January 1, 2026, all of our non-employee directors were in compliance with our guidelines.
Equity Compensation Plan Information
The following table summarizes certain information about securities authorized for issuance under our equity compensation plans as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2023 Stock Incentive Plan	4,185,452(1)	—	11,582,510
2020 Omnibus Incentive Compensation Plan	4,715,764(2)	$14.23	—
Equity compensation plans not approved by security holders:	—	—	—
Total	8,901,216(1)(2)	$14.23	11,582,510

(1)	Shares subject to unvested RSUs.
(2)
Shares subject to outstanding stock options held by FIG LLC, the former manager of the Company. Except for these shares, no further shares of common stock may be issued or distributed under the 2020 Omnibus Incentive Compensation Plan which was replaced with the 2023 Stock Incentive Plan.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the 2025 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company's management.
Based on this review and their discussions, the Compensation Committee has recommended to the Board that the 2025
Compensation Discussion and Analysis be included in this proxy statement for the 2026 Annual Meeting to be filed with the SEC.

The Compensation Committee

John Jeffry Louis III, Chair
Theodore P. Janulis
Debra A. Sandler
Kevin M. Sheehan
CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, the Company is required to disclose the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee of the Company.
For fiscal year 2025, the ratio of our Chief Executive Officer's compensation to the median employee's total compensation was 74:1, the 2025 Summary Compensation Table annual total compensation amount for Mr. Reed was $4,085,499, and the equivalent annual total compensation for the identified median employee was $55,266.
To determine our median compensated employee, we reviewed our global employee population, consisting of approximately 7,500 U.S. employees and approximately 2,000 non-U.S. employees who were employed by us as of
December 31, 2025. The approximate number of excluded employees by country were as follows: Australia (70), Canada
(20), New Zealand (30), and Spain (1). As a result, our median compensated employee determination includes approximately 9,400 employees which represented approximately 99% of our global employee population as of
December 31, 2025.
To identify our median compensated employee from the selected employee population, we used Form W-2 box 5 wages (and the equivalent amounts for our non-US employees) as our consistently applied compensation measure
("CACM"). We annualized the CACM for permanent employees that were hired in 2025, and we did not make any cost-of-
living adjustments. We excluded employees who had been on leave for more than one year.
To calculate the annual total compensation for our median compensated employee, we used a methodology consistent with that used for the 2025 Summary Compensation Table. We did not make any assumptions, adjustments, or estimates with respect to annual total compensation.
Because SEC rules for identifying a median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to apply certain exclusions, include estimates, and adopt different methodologies that reflect their employee population and compensation practices, the ratio above may not be comparable to the CEO pay ratio reported by other companies.
Pay Versus Performance
The following table sets forth the compensation for our principal executive officer ("PEO") and the average compensation for our other named executive officers ("non-PEO NEOs"), both as reported in the Summary Compensation
Table for the applicable year and the compensation “actually paid” (as defined under SEC pay versus performance disclosure rules) to such individuals, for each of the last five fiscal years. For further information concerning our pay-for-performance philosophy and how we align executive compensation with Company financial performance, see the Compensation
Discussion and Analysis in this proxy statement.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation "Actually Paid" to PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(3) ($)	Average Compensation "Actually Paid" to non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income(6) (in thousands) ($)	Total Adjusted EBITDA(7) (non-GAAP) (in thousands) ($)
					Company TSR(4) ($)	Peer Group TSR(4)(5) ($)
2025	4,085,499	3,294,681(8)	1,701,337	751,393(8)	153.27	152.10	1,755	263,048
2024	4,492,082	7,017,132	2,437,171	3,621,279	150.60	140.07	(26,387)	273,189
2023	3,862,232	2,599,487	2,498,242	2,742,587	68.45	125.93	(27,894)	267,683
2022	3,379,449	(4,562,882)	2,198,124	572,427	60.42	94.13	(78,255)	257,283
2021	7,741,052	12,327,052	1,753,698	2,678,593	158.63	123.85	(136,171)	433,712

(1)	The PEO received a special inducement equity award at the start of his employment by the Company in 2021.
(2)
Computed in accordance with the SEC's pay versus performance disclosure rules. The amounts do not necessarily reflect the actual amount of compensation earned or paid during the applicable fiscal year.

(3)	Ms. Gosser and Mr. Horne were the only non-PEO NEOs for 2025. Mr. Horne was the only non-PEO NEO for 2024, 2023, 2022 and 2021.
(4)
Total Stockholder Return, or TSR, is cumulative for the measurement periods beginning on December 31, 2020, and ending on
December 31 of each respective year, calculated in accordance with Item 201(e) of Regulation S-K.

(5)	The peer group used for this purpose is the S&P 1500 Publishing & Printing index.
(6)
Reflects Net income (loss) as reported in the Company's Consolidated Statements of Operations and Comprehensive Income
(loss) included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

(7)
The Total Adjusted EBITDA measure was utilized for both our short-term incentive compensation program, as well as for setting goals for performance-based long-term incentives. The Compensation Committee determined compensation amounts in each year based on Total Adjusted EBITDA as it was defined and disclosed in the applicable year.

(8)	The following table describes the adjustments to the Summary Compensation Table Total, each of which is required by SEC rules, to calculate Compensation "Actually Paid":

	PEO ($)	Non-PEO NEOs (Average) ($)
Summary Compensation Table Total	4,085,499	1,701,337
(Deduct): Grant date fair value of equity awards granted during current fiscal year as reported in the Summary Compensation Table	(1,499,999)	(185,000)
Add: Fair value of equity awards granted in current fiscal year – value at year-end	1,852,517	228,477
Add: Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	44,998	2,030
Add (Deduct): Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	(1,188,334)	(262,968)
(Deduct): Fair value of equity awards that were cancelled in current year - value at prior fiscal year-end	—	(732,483)
Compensation "Actually Paid"	3,294,681	751,393
Financial Performance Measures
As discussed in the Compensation Discussion and Analysis, our executive compensation program and compensation decisions reflect the guiding principle of aligning long-term performance with stockholder interests. The metrics used within our incentive plans are selected to support these objectives. The most important financial performance measures used by the Company during the most recently completed fiscal year include:
•Total Adjusted EBITDA
•Total Digital Revenues
•Free Cash Flow

Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphs with respect to the relationships between information presented in the Pay Versus Performance table.

CAP ($) vs. Company TSR ($) and Peer Group TSR ($)
159
124
94
60
126
68
151
140
153
152
12.3M
2.7M
(4.6M)
0.6M
2.6M
2.7M
7.0M
3.6M
3.3M
0.8M
2021
2022
2023
2024
2025
PEO
non-PEO NEOs
Company TSR*
Peer Group TSR*
*Value of initial fixed $100 investment on December 31, 2020

CAP ($) and Net Income (Loss) ($)
1.8M
(136.2M)
(78.3M)
(27.9M)
(26.4M)
12.3M
2.7M
(4.6M)
0.6M
2.6M
2.7M
7.0M
3.6M
3.3M
0.8M
2021
2022
2023
2024
2025
PEO
non-PEO NEOs
Net Income (Loss)

CAP ($) and Total Adjusted EBITDA ($)
433.7M
257.3M
267.7M
273.2M
263.0M
12.3M
2.7M
(4.6M)
0.6M
2.6M
2.7M
7.0M
3.6M
3.3M
0.8M
2021
2022
2023
2024
2025
PEO
non-PEO NEOs
Total Adjusted EBITDA

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information with respect to the beneficial ownership of our common stock as of April 7,
2026 by (i) each person known by us to be a beneficial owner of more than five percent of our outstanding common stock,
(ii) each of our directors, director nominees, and our named executive officers, and (iii) all directors and named executive officers as a group. We had an aggregate of 146,702,111 shares of common stock outstanding as of April 7, 2026. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(2)
Two Seas Capital LP, et. al. 32 Elm Place, 3rd Floor Rye, NY 10580	14,180,621(3)	9.7%
Apollo Management Holdings GP, LLC, et. al. 9 W. 57th Street, 41st Floor New York, NY 10019	12,128,756(4)	8.3%
Alta Fundamental Advisers LLC 780 Third Avenue, Suite 2203 New York, NY 10017	11,165,692(5)	7.6%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	10,753,112(6)	7.3%
Entities affiliated with The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	8,510,313(7)	5.8%
William H. Miller III Living Trust and Miller Value Partners, LLC One South Street, Suite 2550 Baltimore, MD 21202	7,564,725(8)	5.2%
Michael E. Reed	3,056,739	2.1%
Kevin M. Sheehan	223,346	*
Maha Al-Emam	66,680	*
Theodore P. Janulis	268,346	*
John Jeffry Louis III	672,376(9)	*
Amy Reinhard	170,273	*
Debra A. Sandler	260,041	*
Laurence Tarica	1,125,479	*
Barbara W. Wall	427,939	*
Trisha M. Gosser	136,803	*
Douglas E. Horne	—	*
All directors and current executive officers as a group (10 persons)	6,408,022(9)	4.4%

*	Denotes less than 1%.
(1)	The address of our officers, directors and director nominees listed in the table is c/o USA TODAY Co., 175 Sully's Trail, Suite 203, Pittsford, NY 14534-4560.
(2)
Under the rules of the SEC, "beneficial ownership" is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual's benefit, and includes shares that may be acquired within sixty days. Percentages shown are based on the number of outstanding shares of common stock as of the record date, except where the person has the right to receive shares within sixty days of April 7, 2026 (as indicated in the other footnotes to this table), which increases the number of shares owned by such person and the number of shares outstanding.

(3)
Based on information set forth in Amendment No. 1 to Schedule 13G filed with the SEC on November 14, 2025, Two Seas
Capital LP ("TSC"), Two Seas Capital GP LLC ("TSC GP"), and Sina Toussi report sole voting and sole dispositive power with respect to these shares and relates to shares held by Two Seas Global (Master) Fund LP (the "Global Fund"). The principal business of TSC is providing investment advice as a registered investment adviser and serving as investment manager to the
Global Fund. As such, TSC has been granted investment discretion over portfolio investments, including the shares of our common stock, held by or for the account of the Global Fund, including the Global Fund's voting and discretionary decisions.
TSC GP serves as general partner of TSC. Sina Toussi serves as the chief investment officer of TSC and managing member of
TSC GP.

(4)
Based on information set forth in Amendment No. 7 to Schedule 13G filed with the SEC on February 13, 2026, filed by (i) Apollo
Atlas Master Fund, LLC ("Atlas"); (ii) Apollo Atlas Management, LLC ("Atlas Management"); (iii) Apollo Credit Strategies
Absolute Return Aggregator A, L.P. ("Absolute Return"); (iv) Apollo Credit Strategies Absolute Return Management, L.P.
("Absolute Return Management"); (v) Apollo Credit Strategies Absolute Return Management GP, LLC ("Absolute Return
Management GP"); (vi) Apollo Credit Strategies Master Fund Ltd. ("Credit Strategies"); (vii) Apollo ST Fund Management LLC
("ST Management"); (viii) Apollo ST Operating LP ("ST Operating"); (ix) Apollo ST Capital LLC ("ST Capital"); (x) ST
Management Holdings, LLC ("ST Management Holdings"); (xi) Apollo PPF Credit Strategies, LLC ("PPF Credit Strategies");
(xii) Apollo PPF Credit Strategies Management, LLC ("PPF Management"); (xiii) Apollo Capital Management, L.P. ("Capital
Management"); (xiv) Apollo Capital Management GP, LLC ("Capital Management GP"); (xv) Apollo Management Holdings,
L.P. ("Management Holdings"); and (xvi) Apollo Management Holdings GP, LLC ("Management Holdings GP"). Atlas, Absolute
Return, Credit Strategies and PPF Credit Strategies each hold securities of the Issuer. Atlas Management serves as the investment manager of Atlas. Absolute Return Management serves as the investment manager of Absolute Return. Absolute Return
Management GP is the general partner of Absolute Return Management. ST Management serves as the investment manager for
Credit Strategies. ST Operating is the sole member of ST Management. The general partner of ST Operating is ST Capital. ST
Management Holdings is the sole member of ST Capital. PPF Management serves as the investment manager of PPF Credit
Strategies. Capital Management serves as the sole member of Atlas Management, Absolute Return Management GP, and PPF
Management; and as the sole member and manager of ST Management Holdings. Capital Management GP serves as the general partner of Capital Management. Management Holdings serves as the sole member and manager of Capital Management GP, and
Management Holdings GP serves as the general partner of Management Holdings. The address of the principal office of Credit
Strategies is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008, Cayman Islands. The
address of the principal office of each of Atlas, Atlas Management, Absolute Return, Absolute Return Management, Absolute
Return Management GP, ST Management, ST Operating, ST Capital, ST Management Holdings, PPF Credit Strategies, PPF
Management, Capital Management, Capital Management GP, Management Holdings, and Management Holdings GP is 9 W. 57th
Street, 41st Floor, New York, New York 10019. Based on the following, the entities share voting and dispositive power with respect to the following shares:

	Atlas	224,891
	Atlas Management	224,891
	Absolute Return	402,393
	Absolute Return Management	402,393
	Absolute Return Management GP	402,393
	Credit Strategies	10,668,086
	ST Management	10,668,086
	ST Operating	10,668,086
	ST Capital	10,668,086
	ST Management Holdings	10,668,086
	PPF Credit Strategies	833,386
	PPF Management	833,386
	Capital Management	12,128,756
	Capital Management GP	12,128,756
	Management Holdings	12,128,756
	Management Holdings GP	12,128,756

Atlas, Absolute Return, Credit Strategies, and PPF Credit Strategies each disclaims beneficial ownership of all shares of the common stock other than the shares of common stock held of record by such reporting person. Each other reporting person, and
Messrs. Scott Kleinman, James Zelter and Marc Rowan, the managers, as well as executive officers, of Management Holdings
GP, disclaim beneficial ownership of all shares of the common stock.

(5)
Based on information set forth in Amendment No. 2 to Schedule 13G filed with the SEC on May 15, 2025, Alta Fundamental
Advisers LLC, an investment adviser, reports sole voting and sole dispositive power with respect to these shares.

(6)
Based on information set forth in Amendment No. 6 to Schedule 13G filed with the SEC on January 26, 2024, BlackRock, Inc.
reports sole voting power with respect to 10,542,468 shares and sole dispositive power with respect to 10,753,112 shares as the parent holding company or control person of Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock Asset Management
Canada Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Financial
Management, Inc., and BlackRock Investment Management, LLC.

(7)
Based on information set forth in Amendment No. 11 to Schedule 13G filed with the SEC on February 13, 2024, The Vanguard
Group, Inc. ("Vanguard") reported shared voting power with respect to 122,816 shares, sole dispositive power with respect to
8,334,319 shares and shared dispositive power with respect to 175,994 shares. On March 27, 2026, Vanguard filed Amendment
No. 12 to Schedule 13G with the SEC reporting that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions.
Vanguard also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis).

(8)
Based on information set forth in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2023, the William H.
Miller III Living Trust has sole voting and dispositive power with respect to 6,647,600 shares of common stock and shared voting and dispositive power with respect to 917,125 shares of common stock owned by clients of Miller Value Partners, LLC, a registered investment adviser.

(9)
Includes (i) 9,873 shares of common stock held by the John Jeffry Louis, Jr. Trust under the Will of John J. Louis fbo John Jeffry
Louis, (ii) 3,478 shares of common stock held by John J. Louis, Jr. Trust under the Will of John J. Louis fbo Tracy L. Merrill, and
(iii) 13,471 shares of common stock held by the Marital Trust U/A John J. Louis, Jr. Trust.

RELATED PERSONS TRANSACTIONS
SEC rules define "transactions with related persons" to include any transaction in which we are a participant, the amount involved exceeds $120,000, and in which any "related person," including any officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities at the time of the transaction, or an immediate family member of any of the foregoing, has a direct or indirect material interest. We have a written policy that outlines our policy with respect to transactions with related persons, and our independent directors review and approve or ratify such transactions pursuant to the procedures outlined in this policy. In determining whether to approve or ratify a transaction with a related person, the independent directors will consider a variety of factors they deem relevant, including, among others, the terms of the transaction, the terms available to unrelated third parties, the benefits to us, and the availability of other sources for comparable assets, products or services. In addition, the policy includes standing pre-approvals for specified categories of transactions.
Since January 1, 2025, there has not been, nor is there currently proposed, any transaction involving an amount exceeding $120,000 in which we were or are to be a participant and in which any related person had or will have a direct or indirect material interest.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026
Matters Relating to the Independent Registered Accounting Firm
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our registered public accounting firm. The Audit Committee assesses the selection of the independent registered public accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year.
The Audit Committee approved the engagement of Grant Thornton LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2026 ("fiscal year 2026"). The Board has directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the
Annual Meeting.
We expect representatives of Grant Thornton LLP will participate in the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
Required Vote
Our organizational documents do not require that our stockholders ratify the selection of Grant Thornton LLP as our independent registered public accounting firm. We are presenting this proposal to our stockholders because we believe it is a matter of good corporate practice. The approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. There will be no broker non-votes on this proposal.
If our stockholders do not ratify the selection, our Audit Committee will reconsider whether to retain Grant Thornton
LLP, but still may retain them. Even if the selection is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
The Board recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2026.
Fees Paid to Grant Thornton LLP
The following table sets forth the fees, which include out-of-pocket expenses, for services provided by Grant Thornton
LLP during fiscal years 2025 and 2024:

	2025	2024

Audit Fees	$3,637,646	$3,474,323
Audit-Related Fees	274,250	194,250
Tax Fees	—	—
All Other Fees	2,364	2,832
Total	$3,914,260	$3,671,405
The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services.
Audit Fees. These are fees for professional services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements, including the audit of internal control over financial reporting, the reviews of our quarterly reports on Form 10-Q, services related to other SEC filing matters, and statutory audits required internationally.
Audit-Related Fees. These services consist of the audits of the Company's employee benefit plans.

Tax Fees. Tax fees include professional services rendered by Grant Thornton LLP with respect to tax compliance (e.g., tax returns), tax advice and tax planning.
All Other Fees. All other fees include professional services rendered by Grant Thornton LLP that are not included as audit fees, audit-related fees or tax fees.
The Audit Committee has considered all services provided by the independent registered public accounting firm to us and concluded this involvement is compatible with maintaining the auditors' independence.
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for us by the independent registered public accounting firm prior to its engagement for such services. For each engagement, management provides the Audit Committee with information about the services and fees sufficiently detailed to allow the Audit Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the auditor. After the end of the audit year, management provides the Audit Committee with a summary of the actual fees incurred for the completed audit year.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")
In 2021, we held an advisory vote on the frequency of our say-on-pay vote, which resulted in approximately 94% of votes recommending an annual frequency for the say-on-pay vote. After considering that recommendation, the Board determined that the say-on-pay vote will be held annually until the next required vote on the frequency of the say-on-pay vote which is expected to be considered at the 2027 annual meeting of stockholders.
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-binding advisory basis, the compensation our NEOs, as disclosed in the Compensation Discussion and Analysis, the 2025 Summary
Compensation Table, and the related compensation tables, notes, and narrative in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives you the opportunity to endorse or not endorse our fiscal year 2025 executive compensation program and policies for our named executive officers.
Accordingly, we present the following resolution for vote at the Annual Meeting:
"RESOLVED, that the stockholders of USA TODAY Co., Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement, including the Compensation
Discussion and Analysis, and related tabular and narrative disclosure."
Our executive compensation programs are designed to attract, motivate and retain highly qualified executive officers with the requisite skills and experience to help us achieve our short-term and long-term corporate objectives and create stockholder value. The Compensation Committee believes our executive compensation programs reflect a strong pay-for-
performance philosophy and are aligned with our stockholders' long-term interests. We believe that our commitment to align executive compensation with our performance and stockholder interests is exhibited by our executive compensation decisions during the last year.
You are urged to read the Compensation Discussion and Analysis section of this proxy statement, which more thoroughly discusses how our executive compensation policies and procedures implement our executive compensation philosophy.
The vote on this proposal is not intended to address any specific element of compensation. The vote relates to all compensation relating to our NEOs, as described in this proxy statement. Although the annual advisory stockholder vote on executive compensation is non-binding, the Compensation Committee has considered, and will continue to consider, the outcome of the vote each year when making executive compensation decisions for our named executive officers. The
Compensation Committee, which is comprised of independent directors, values constructive dialogue with our stockholders on executive compensation and other important governance topics and encourages all stockholders to vote their shares on this matter. Both the Board and the Compensation Committee expect to take into account the outcome of this year's vote when considering future executive compensation decisions. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.
The Board recommends that you vote FOR adoption of the resolution approving, on an advisory basis, the compensation of our named executive officers, as described in the Compensation Discussion and Analysis section and related tabular and narrative disclosure set forth in this proxy statement.

PROPOSAL NO. 4
APPROVAL OF AN AMENDMENT TO OUR BYLAWS TO IMPLEMENT MAJORITY VOTING IN
UNCONTESTED DIRECTOR ELECTIONS
Overview
Recognizing that a majority voting standard in uncontested director elections continues to be viewed as a best practice for corporate governance, our Board recommends that stockholders approve an amendment to our Bylaws to implement majority voting in uncontested director elections.
Currently, Section 3.2 of our Bylaws provides that our directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Under this "plurality voting"
standard, the nominees who receive the largest number of affirmative votes are elected to the Board, up to the maximum number of directors to be elected. Under a majority voting standard in uncontested director elections, in order to be elected, a majority of the votes cast on the proposal for a nominee's election must be in favor of the nominee's election.
At the 2019 annual meeting of stockholders, our stockholders approved a stockholder proposal requesting that the
Board initiate the process to adopt a majority voting standard in uncontested director elections. After careful consideration of the 2019 stockholder vote and this issue, the Board decided to further strengthen our approach to governance and, upon the recommendation of the Nominating and Corporate Governance Committee, unanimously approved, subject to stockholder approval, an amendment to the Bylaws to implement a majority voting standard in uncontested elections (the
"Majority Voting Amendment").
We have included a proposal to implement the Majority Voting Amendment at each of the last six annual meetings of stockholders, and while it has not been approved by the requisite stockholder vote, at each meeting it did receive significant support from our stockholders. Accordingly, as a matter of good governance, we are again submitting a proposal to implement the Majority Voting Amendment at this year's Annual Meeting.
Implementing Majority Voting
In recent years, many companies have eliminated plurality voting in uncontested elections and adopted "majority voting" bylaws or standards that provide stockholders with more influence over the outcome of uncontested director elections. The Majority Voting Amendment changes the voting standard applicable to the election of directors in uncontested elections from a plurality of the votes cast to a majority of the votes cast. In contested elections, directors will continue to be elected by a plurality of the votes cast. The full text of the proposed Majority Voting Amendment is set forth in Appendix B to this proxy statement.
The Board believes that the proposed Majority Voting Amendment providing for majority voting in uncontested director elections is in the best interests of the Company and our stockholders. If this proposal is approved, majority voting in uncontested director elections would commence at the 2027 annual meeting of stockholders. If the Majority Voting
Amendment is not approved by our stockholders, such amendment will not be implemented, our plurality voting standard for uncontested elections will continue in place, and our Bylaws would remain in its current form, subject to any other approved amendments.
The Board also has approved, subject to stockholder approval of the Majority Voting Amendment, the addition of a resignation policy to our Corporate Governance Guidelines, requiring a nominee for director to submit a written offer of resignation to the Board in the event such nominee does not receive a majority of the votes cast in an uncontested election of directors. Adoption of this policy will address the continuation in office of a "holdover" director, so that an incumbent director who does not receive the requisite affirmative majority of the votes cast for his or her re-election must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee, which will recommend to the
Board whether to accept the tendered resignation. The Board will act on such recommendation within 90 days following the date of the stockholders' meeting at which the election occurred.
Required Vote
Approval and adoption of this proposal requires the affirmative vote of at least 80% of the voting power of our issued and outstanding shares entitled to vote thereon. Any abstentions or broker non-votes will have the same effect as votes against this proposal.

At each of the last six annual meetings, the Majority Voting Amendment received significant support, however it did not receive the 80% approval required for adoption. After consulting with outside experts and advisors and reviewing the results of the stockholder vote at the last six annual meetings, the Board decided to continue its efforts to strengthen our approach to governance and is again proposing the Majority Voting Amendment in order to enhance stockholder rights and increase the Board's accountability. Because implementation of these provisions requires approval of holders of 80% of our common stock, EVERY VOTE MATTERS.
The Board recommends that you vote FOR the proposal to amend our Bylaws to implement majority voting in uncontested director elections.

PROPOSAL NO. 5
APPROVAL OF AMENDMENTS TO OUR CHARTER AND BYLAWS TO ELIMINATE SUPERMAJORITY
VOTING REQUIREMENTS
Overview
Consistent with our Board's focus on promoting certain governance best practices, our Board has recommended and is seeking stockholder approval of amendments to our Charter and Bylaws that would eliminate the requirement for a supermajority vote in certain provisions described below.
Currently, our Charter and Bylaws contain provisions that require a supermajority vote by our stockholders for approval of amendments to our Bylaws and to certain provisions of our Charter, as well as to remove directors for cause and appoint directors in the event the entire Board of the Company is removed (collectively, the "Supermajority Voting
Requirements"). We have included proposals to eliminate the Supermajority Voting Requirements at each of the last six annual meetings of stockholders, and while they have not been approved by the requisite stockholder votes, the proposals did receive significant support from our stockholders. Accordingly, as a matter of good governance, we are again submitting proposals to eliminate the Supermajority Voting Requirements at this year's Annual Meeting.
Proposed Amendments
As part of their ongoing review of our corporate governance, the Board and the Nominating and Corporate
Governance Committee have considered the advantages and disadvantages of retaining the Supermajority Voting
Requirements, as well as advice from outside experts and advisors regarding matters of corporate governance. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously approved and declared advisable the amendments to the Charter and Bylaws to eliminate the Supermajority Voting Requirements and replace them with a requirement that such matters be approved by a majority of the voting power of our issued and outstanding common stock. The Board believes that eliminating the supermajority voting requirements in our Charter will unlock the gateway for our Board and our stockholders to adopt further stockholder-driven actions.
The Board is submitting the proposed amendments as three proposals for approval at the Annual Meeting, as described below. Stockholders will vote on Proposals 5A, 5B and 5C separately, and the approval of each proposal is not conditioned on the approval of the other proposals. The proposed amendments to the Charter would become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which we intend to file promptly following the
Annual Meeting if our stockholders approve the amendments. The proposed amendments to the Bylaws would become effective upon the proposals receiving the requisite stockholder votes at this year's Annual Meeting. If stockholders do not approve Proposals 5A, 5B and 5C, no changes will be made and the corresponding voting requirement will remain in place.
The proposals each require the affirmative vote of at least 80% of the voting power of our issued and outstanding shares entitled to vote thereon. At each of the last six annual meetings, the Supermajority Voting Requirements received significant support; however they did not receive the 80% approval required for adoption. After consulting with outside experts and advisors and reviewing the results of the stockholder vote at the last six annual meetings, the Board decided to continue its efforts to strengthen our approach to governance and is again submitting proposals to remove the
Supermajority Voting Requirements in order to enhance stockholder rights and increase the Board's accountability.
Because implementation of these provisions requires approval of holders of 80% of our common stock, EVERY VOTE
MATTERS.
PROPOSAL NO. 5A: Eliminating the Supermajority Voting Requirement for Amendments to Certain Provisions of
our Charter
Currently, Article FOURTEENTH of our Charter requires the affirmative vote of the holders of at least 80% of the voting power of our issued and outstanding shares of capital stock entitled to vote thereon to amend, alter, repeal or adopt any provisions inconsistent with the purpose and intent of any of the following provisions:
•Article FIFTH (regarding the Board, including removal of directors only for cause and stockholders' ability to appoint directors in the event the entire Board is removed);
•Article EIGHTH (regarding stockholders' ability to act by written consent);
•Article TENTH (regarding amendments to the Bylaws);
•Article ELEVENTH (regarding the conduct of certain affairs as they may involve the Fortress Stockholders
(as defined therein)); and
•Article FOURTEENTH (regarding amendments to the Charter).

This Proposal No. 5A requests that stockholders approve an amendment to eliminate the 80% voting standard. As a result, if Proposal No. 5A is adopted, pursuant to the Delaware General Corporation Law, future amendments to our
Charter would require an affirmative vote of holders of a majority of the voting power of our then issued and outstanding shares of capital stock entitled to vote on the amendment. The full text of the proposed amendment is set forth in Appendix
C to this proxy statement.
PROPOSAL NO. 5B: Eliminating the Supermajority Voting Requirements for Amendments to our Bylaws
To alter, amend or repeal any Bylaw provision, other than those specific provisions described below, requires the affirmative vote of the holders of at least 66 2/3% of the voting power of our then issued and outstanding shares of capital stock entitled to vote thereon, or a majority vote of the entire Board, under Part (a) of Article TENTH of the Charter and
Article IX of the Bylaws.
In addition, Part (b) of Article TENTH of the Charter and Article IX of the Bylaws each requires that any alteration, amendment, repeal or adoption of any provisions inconsistent with the purpose and intent of any of the provisions listed below may only be approved by stockholders (and not the Board) and only by the affirmative vote of the holders of at least
80% of the voting power of our issued and outstanding shares of capital stock entitled to vote thereon:
•Section 2.3 (regarding special meetings);
•Section 2.11 (regarding consent of stockholders in lieu of meetings);
•Section 3.1 (regarding duties and powers of directors);
•Section 3.2 (regarding number and election of directors);
•Section 3.3 (regarding vacancies on the Board);
•Section 3.6 (regarding resignation and removal of directors);
•Article IX (regarding amendments to the Bylaws); and
•Article XI (regarding definitions within the Bylaws).
This Proposal No. 5B requests that stockholders approve amendments to eliminate the supermajority voting standards and replace them with a majority voting standard in Article TENTH of the Charter and Article IX of the Bylaws. In
addition, if Proposal No. 5B is adopted, future amendments to any provision of the Bylaws could be adopted by majority approval of our stockholders or the Board. The full text of the proposed amendments is set forth in Appendix D to this proxy statement.
PROPOSAL NO. 5C: Eliminating the Supermajority Voting Requirements for Removal of Directors and
Appointment of Directors in the Event the Entire Board of Directors of the Company is Removed
Currently, our Charter and Bylaws provide that our directors may only be removed for cause and that the affirmative vote of the holders of at least 80% of the voting power of our then issued and outstanding shares of capital stock entitled to vote thereon is required to remove any director, or the entire Board, for cause, under Part (b) of Article FIFTH of the
Charter and Section 3.6 of the Bylaws. In addition, the affirmative vote of the holders of at least 80% of the voting power of our issued and outstanding shares of capital stock entitled to vote thereon is required to fill vacancies on the Board resulting from removal of the entire Board, under Part (d) of Article FIFTH of the Charter and Section 3.3 of the Bylaws.
This Proposal No. 5C requests that stockholders approve amendments to eliminate the supermajority voting standards and replace them with a majority voting standard in Parts (b) and (d) of Article FIFTH of the Charter and Sections 3.3 and
3.6 of the Bylaws. The full text of the proposed amendments is set forth in Appendix E to this proxy statement.
Required Vote
Approval and adoption of Proposals 5A, 5B and 5C each requires the affirmative vote of holders of at least 80% of the voting power of our issued and outstanding shares entitled to vote thereon. Any abstentions or broker non-votes will have the same effect as votes against Proposals 5A, 5B and 5C.
The Board recommends you vote FOR proposals 5A, 5B and 5C.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR
NEXT YEAR'S ANNUAL MEETING
For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, we must receive the written proposal at our principal executive office no later than the close of business on December 18, 2026. All proposals will need to comply with Rule
14a-8 of the Exchange Act, which lists the requirements for inclusion of stockholder proposals in Company-sponsored proxy materials. Any proposals should be directed to the attention of our Corporate Secretary at USA TODAY Co., Inc.,
175 Sully's Trail, Suite 203, Pittsford, New York 14534-4560.
For a stockholder proposal or a stockholder nomination of a director that is not intended to be included in our proxy statement under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary no earlier than the close of business on February 1, 2027 and no later than March 3, 2027. If the date of the 2027 annual meeting of stockholders is moved more than 30 days before or after the anniversary of the 2026 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the opening of business 120 days before the date of such annual meeting, and not later than the close of business on the 10th day after the earlier of the mailing of the notice of the annual meeting of stockholders or the day on which public announcement of the date of such meeting is made by the Company.
In addition to satisfying the advance notice requirements under our Bylaws and Rule 14a-8, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
OTHER MATTERS
The Board is not aware of any other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxy holders therein, or their substitutes, present and acting at the meeting.

ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC that are available to the public on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.usatodayco.com. Such information, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, will also be furnished without charge upon written request to USA TODAY Co., Inc., 175
Sully's Trail, Suite 203, Pittsford, New York 14534-4560, Attention: Investor Relations.
Our website address is www.usatodayco.com. We use our website as a channel of distribution for important Company information. Important information, including press releases, investor presentations and financial information regarding the
Company is routinely posted on and accessible on the Investor Relations and News and Events subpages of our website, which are accessible by clicking on the tab labeled "Investor Relations" and "News and Events", respectively, on the website. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Company's website.
A number of brokerage firms have instituted a procedure called "householding," which has been approved by the SEC.
Under this procedure, the firm delivers only one copy of the Annual Report and proxy statement to multiple stockholders who share the same address and have the same last name, unless it has received contrary instructions from an affected stockholder. If your shares are held in "street name," please contact your bank, broker or other holder of record to request information about householding.
If you would like to receive the proxy materials electronically, please refer to the following instructions:
Stockholders of Record. If you vote on the internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
Street Name Holders. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.
Your election to receive proxy materials by email remains in effect until you terminate it.
By Order of the Board,
Polly Grunfeld Sack
Chief Legal Officer
April 17, 2026
A-1

APPENDIX A
Reconciliations of Non-GAAP Financial Measures
Total Adjusted EBITDA is a non-GAAP financial performance measure we believe offers a useful view of the overall operation of our business. We define Total Adjusted EBITDA as Segment Adjusted EBITDA plus Corporate. Segment
Adjusted EBITDA is defined as revenues less (1) operating costs and (2) selling, general and administrative expenses, plus
(3) equity (income) loss in unconsolidated investees, net. Segment Adjusted EBITDA also does not include: (1) Income tax expense (benefit), (2) Noncontrolling interest, (3) Interest expense, (4) Gains or losses on the early extinguishment of debt,
(5) Loss on convertible notes derivative, (6) Depreciation and amortization, (7) Integration and reorganization costs, (8)
Asset impairments, (9) Goodwill and intangible impairments, (10) Gains or losses on the sale or disposal of assets, (11)
Share-based compensation expense, and (12) Other (income) expense, net.
The table below shows the reconciliation of Net income (loss) attributable to USA TODAY Co. to Total Adjusted
EBITDA for fiscal year 2025:

Year ended December 31,
In thousands	2025
Net income attributable to USA TODAY Co.	$1,749
Benefit for income taxes	(3,030)
Net income attributable to noncontrolling interests	6
Interest expense	97,225
Loss on early extinguishment of debt	1,516
Depreciation and amortization	165,759
Integration and reorganization costs(a)	31,595
Asset impairments	2,243
Gain on sale or disposal of assets, net	(16,844)
Share-based compensation expense	9,149
Other (income) expense, net(b)	(26,320)
Adjusted EBITDA (non-GAAP basis)	$263,048
Net income attributable to USA TODAY Co. margin	0.1%
Adjusted EBITDA margin (non-GAAP basis)	11.4%
(a)For the year ended December 31, 2025, Integration and reorganization-related costs mainly reflect severance-related expenses and other reorganization-related costs, designed primarily to right-size the Company's employee base, consolidate facilities and improve operations.
(b)Other (income) expense, net primarily reflects the components of net periodic pension and postretirement benefits other than service cost, expert fees associated with the litigation with Google, consulting fees related to a discrete initiative to reformulate our go-to-
market strategy and post-sales processes, (gains) losses from the sale of investments and third-party debt costs.
A-2

Free cash flow is a non-GAAP liquidity measure that adjusts our reported U.S. GAAP results for items we believe are critical to the ongoing success of our business. We define Free cash flow as Cash provided by (used for) operating activities as reported on the condensed consolidated statements of cash flows including the impact of (i) capital expenditures and excluding the impact of (ii) third-party debt expenses associated with the refinancing of debt. The result is a figure representing Free cash flow available for use in operations, additional investments, ongoing debt obligations, and returns to stockholders. The most directly comparable U.S. GAAP financial liquidity measure is Cash provided by (used for) operating activities.
The table below shows the reconciliation of Cash provided by operating activities to Free cash flow for fiscal year
2025:

Year ended December 31,
In thousands	2025
Cash provided by operating activities	$114,389
Capital expenditures	(51,486)
Third-party debt expenses	1,252
Free cash flow (non-GAAP basis)(1)	$64,155
(1) For the year ended December 31, 2025, free cash flow was negatively impacted by interest paid of $84.2 million, integration and reorganization costs of $37.1 million, and other costs of $21.7 million.
B-1

APPENDIX B
The proposed amendment to our Bylaws to implement majority voting for uncontested director elections (Proposal No.
4) is set forth below.
The third paragraph of Section 3.2 would be amended to read in its entirety as follows:
Except as provided in Section 3.3 of this Article III, a nominee for a director shall be elected to the Board of Directors if votes cast for such nominee's election exceed the votes cast against such nominee's election at any meeting of stockholders at which a quorum is present; provided, however, that nominees shall be elected by a plurality of votes cast at any meeting of stockholders for which (a) the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors pursuant to Section 2.20 of these Bylaws, and (b) such nomination or notice has not been withdrawn on or before the 10th day before the Corporation first mails its initial proxy statement in connection with such election of directors.
C-1

APPENDIX C
The proposed amendment to our Charter to eliminate the supermajority voting requirement applicable to an amendment of our Charter (Proposal No. 5A) is set forth below.
Article FOURTEENTH would be amended to read in its entirety as follows:
FOURTEENTH: The Company reserves the right to amend, alter or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the
manner now or hereafter prescribed in this Amended and Restated Certificate of
Incorporation, the Bylaws or the DGCL, and all rights herein conferred upon stockholders are granted subject to such reservation.
D-1

APPENDIX D
The proposed amendments to our Charter and Bylaws to eliminate supermajority voting requirements applicable to an amendment of our Bylaws (Proposal No. 5B) are set forth below.
Charter
Article TENTH would be amended to read in its entirety as follows:
TENTH: The Bylaws may be altered, amended or repealed, in whole or in part, either
(i) by the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon (and, for the avoidance of doubt, without approval of the Board of Directors) or
(ii) by the affirmative vote of the majority of the Entire Board of Directors (and, for the avoidance of doubt, without approval of the stockholders).
Bylaws
Article IX would be amended to read in its entirety as follows:
SECTION 9.1 Amendments. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of
Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting (if there is one) of the stockholders or Board of Directors, as the case may be. All such alterations, amendments, repeals or adoptions must be approved by either the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon or by a majority of the
Entire Board of Directors.
E-1

APPENDIX E
The proposed amendments to the Charter and the Bylaws to eliminate supermajority voting requirements to remove directors for cause and to appoint directors in the event the entire Board of Directors of the Company is removed (Proposal
No. 5C) are set forth below.
Charter
Parts (b) and (d) of Article FIFTH would be amended to read in their entirety as follows:
(b) Removal. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any director or the Entire Board of Directors may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote in the election of directors. The vacancy in the Board of Directors caused by any such removal shall be filled as provided in Part (d) of this Article FIFTH.
(d) Vacancies and Newly Created Directorships. Subject to the terms of any one or more classes or series of Preferred Stock, (i) any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and (ii) any other vacancy occurring on the Board of Directors may be filled by a majority of the
Board of Directors then in office, even if less than a quorum, by a sole remaining director or, solely in the event of the removal of the Entire Board of Directors, by the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote in the election of directors.
Bylaws
Sections 3.3 and 3.6 would be amended to read in their entirety as set forth below.
SECTION 3.3 Vacancies. Unless otherwise required by law or the Certificate of
Incorporation, and subject to the terms of any one or more classes or series of preferred stock of the Corporation, (i) any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of
Directors then in office, provided that a quorum is present, (ii) any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of
Directors then in office, even if less than a quorum, or by a sole remaining director and
(iii) solely in the event of the removal of the Entire Board of Directors, the resulting vacancies may be filled only by the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding shares of capital stock of the
Corporation entitled to vote in the election of directors.
E-2

SECTION 3.6 Resignations and Removals of Directors. Any director of the
Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or electronic transmission to (i) the Chairman of the
Board of Directors, if there be one, or to the Chief Executive Officer, if there is no
Chairman of the Board, and (ii) the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock of the
Corporation then outstanding, any director or the Entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote in the election of directors. The vacancy or vacancies in the Board of Directors caused by any such removal shall be filled as provided in Section 3.3. Any director serving on a committee of the Board of
Directors may be removed from such committee at any time by the Board of Directors.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX] DateDate SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 00 00 69 99 95 _1 R 2. 09 .0 5. 01 0 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Maha Al-Emam 02) Theodore P. Janulis 03) John Jeffry Louis III 04) Michael E. Reed 05) Amy Reinhard 06) Debra A. Sandler 07) Kevin M. Sheehan 08) Barbara W. Wall USA TODAY Co., Inc. 175 SULLY'S TRAIL, SUITE 203 PITTSFORD, NY 14534-4560 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/31/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/31/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5A, 5B, AND 5C. For Against Abstain 2. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2026. 3. Approval, on an advisory basis, of executive compensation ("say-on-pay"). 4. Approval of an amendment to our Second Amended and Restated Bylaws (the "Bylaws") to implement majority voting in uncontested director elections. 5A. Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the "Charter") to eliminate the supermajority voting requirement applicable to the amendment of certain provisions of our Charter. 5B. Approval of amendments to our Charter and Bylaws to eliminate the supermajority voting requirements applicable to the amendment of our Bylaws. For Against Abstain 5C. Approval of amendments to our Charter and Bylaws to eliminate the supermajority voting requirements applicable to remove directors and to appoint directors in the event that the entire Board of Directors of the Company is removed. NOTE: The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2026 Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business or matters as may properly come before the 2026 Annual Meeting of Stockholders and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

00 00 69 99 95 _2 R 2. 09 .0 5. 01 0 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com USA TODAY Co., Inc. Annual Meeting of Stockholders June 1, 2026 8:00 A.M. ET This proxy is solicited by the Board of Directors. The stockholder(s) hereby appoint(s) Michael E. Reed, Polly Grunfeld Sack, and Matthew Esposito, or any of them, as proxy holders, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of USA TODAY Co., Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M. ET on June 1, 2026, virtually at www.virtualshareholdermeeting.com/TDAY2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of all listed nominees for the Board of Directors, and FOR proposals 2, 3, 4, 5A, 5B, and 5C. Continued and to be signed on reverse side